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                                                                   EXHIBIT 10.13

[*] - Confidential treatment requested pursuant to Rule 406.


                CABLE TELEVISION AND TELEPHONE SERVICE AGREEMENT

         THIS CABLE TELEVISION AND TELEPHONE SERVICE AGREEMENT (this "Agreement") is entered into this 12th day of March, 1998, by and between Park 'N View, Inc., a Delaware corporation ("PNV"), with its headquarters at 11711 NW 39th Street, Coral Springs, Florida 33065 and TA Operating Corporation, a Delaware Corporation, d/b/a Travel Centers of America ("Operator"), with its headquarters at 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145.

         WHEREAS, Operator, itself or through its affiliates: (i) currently owns or operates (or has entered into franchise agreements with certain entities entitling them to operate) approximately 120 full-service travel plaza truckstops which are located at the addresses listed on Schedules 1A, 1B and 1C hereto; and (ii) may acquire or contract to operate other full-service travel plaza truckstops, all of the aforesaid hereinafter individually being referred to as a "Truckstop" and collectively being referred to as either the "Truckstops" or the "Operator's Network"; and

         WHEREAS, PNV has designed and developed the concept and equipment ("the System") to (i) enable truck drivers to: (a) receive and/or have access to cable television services and telecommunications services; and (b) provide such truck drivers programming consisting of video and audio services, and telephone, fax or other data services while remaining in their vehicles parked at the Truckstop; and (ii) sell advertising to be broadcast over the System (collectively, the "Services"); and

         WHEREAS, Operator desires to engage PNV to install the System and provide the Services at certain of the Truckstops.

         NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, Operator and PNV (hereinafter collectively being referred to as the "Parties"), intending to be legally bound, hereby mutually agree as follows:

         1. Purpose. The Parties hereby agree that PNV shall install the System and the Parties shall operate the System at Operator's Truckstops pursuant to the terms of this Agreement.

            (a) Installation at Truckstops. The Parties acknowledge and agree that Operator, itself or through its affiliates, currently owns, operates or has entered into franchise agreements with respect to (i) Truckstops which are listed on Schedule 1A (constituting all of the Truckstops which are owned and operated by Operator or its affiliates); (ii) Truckstops which are listed on
Schedule 1B (constituting all of the Truckstops which are owned by Operator or its affiliates and operated pursuant to franchise agreements); and (iii) Truckstops

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which are listed on Schedule 1C (constituting all of the Truckstops which are not owned by Operator and which are operated pursuant to franchise agreements). Subject to the terms and conditions of this Agreement, PNV shall have the right to (i) install the System and provide the Services at each of the Truckstops listed on Schedules 1A and 1B; and (ii) subject to the approval of the Franchisee (as defined in Section 1(b)) to enter into an agreement with the owner of each Truckstop listed on Schedule 1C. PNV shall, subject to Operator's
(i) observance and performance of its duties and obligations under this Agreement; and (ii) reasonable cooperation with PNV to facilitate PNV's obligations hereunder, complete the installation of the System and commence provision of the Services within eighteen (18) months of the date of this Agreement to at least 90 of the Truckstops listed on Schedules 1A and 1B (including those Truckstops at which the Services are currently provided). During said eighteen month period, PNV shall complete installation of the System at four (4) of such Truckstops by April 30, 1998, five (5) additional Truckstops by May 30, 1998, six (6) additional Truckstops by June 30, 1998, and seven (7) additional Truckstops each month thereafter. After said eighteen month period, PNV shall complete installation of the System at all of Operators remaining Truckstops listed on Schedules 1A and B at the rate of seven (7) per month. PNV and Operator shall mutually agree on the order of such installations. PNV shall, in all instances, install the PNV Equipment in a high quality, workmanlike and efficient manner, with the least interference possible with the operation of each such Truckstop. Without limiting the foregoing, during the course of installation of the System at each Truckstop, PNV shall not cause significant disruption to the traffic flow or the availability of parking spaces in the parking lots at each Truckstop. Notwithstanding the foregoing, the Parties agree that while PNV shall use its best efforts to complete the installation of the System at the foregoing number of Truckstops within the foregoing time frames, PNV's obligations to install the System at a particular Truckstop or Truckstops shall be subject to: (i) Operator having ownership or control over such Truckstop at the time PNV commences installation of the System; (ii) with respect to the Truckstops listed on Schedule 1B, the Franchisee entering into an agreement with PNV pursuant to Section 1(b); (iii) Operator's authorizing PNV to install the System at seven (7) or more Truckstops per month; (iv) completion of satisfactory engineering and environmental surveys at such Truckstop(s); (v) confirmation that no part of the System crosses a public right of way adjacent to such Truckstop(s); (vi) receipt from Operator of all requested maps, blue prints and other relevant information relating to such Truckstop(s) on a timely basis; and (vii) PNV not being able to complete any such installation within said time frame because of any of the following: floods, civil unrest, acts of God; war; governmental interference or embargoes; labor strikes; failure to supply fuel, power, materials or supplies; transportation delays by third parties; or any other cause (whether or not similar to those described in this Section 1) beyond the control of PNV.

         (b) Installation at Franchisee Sites. The Parties acknowledge and agree that, prior to installation of the System at any of the Truckstops listed on
Schedule 1B or Schedule 1C, which are operated by a franchisee of Operator (the "Franchisee"), other than those Truckstops listed on Schedule 1D (each of which have already entered into agreements with PNV), PNV shall, enter into an agreement with Franchisee upon terms acceptable to PNV and Franchisee (and as to which Operator shall have consented to in writing) (the "Franchisee

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Agreement"). Pursuant to the Franchisee Agreement: (i) Gross Receipts (as
defined in Item A.1. on Schedule 5) shall be allocated 30% to Franchisee and 5% to Operator; and (ii) the first month of Gross Receipts (as defined in Item
A.2 on Schedule 5) shall be allocated during the Term 30% to Franchisee and 5% to Operator and during the Automatic Renewal Term as may be agreed to by Operator and Franchisee. Operator shall not be entitled to payment of any portion of ; (i) the 5% residual to be paid to Franchisee after the first month pursuant to Items A.2 on Schedule 5; or (ii) any other amounts payable to Franchisee pursuant to Schedule 5.

         2. Installation of Equipment.

            (a) PNV shall, at its sole cost and expense, and in the manner herein provided, install and continually maintain at each Truckstop at which the Services are to be provided all equipment necessary to provide the Services including the following:

                (i) equipment necessary for the provision and distribution of the Services.

                (ii) outlet ports to parking spaces to provide users with access to the Services.

                (iii) such other equipment or services as may be agreed upon in writing by PNV and Operator, including, without limitation, the provision of AC power to parking spaces at certain of the Truckstops. Prior to installing such additional equipment or providing such additional services, PNV and Operator shall mutually agree to a reasonable adjustment to the profit allocations set forth in Section 8 in order to reflect PNV's differing profit margins and increased capital costs with respect to the installation of such additional equipment and the provision of such additional services at the Truckstops.

All of the foregoing equipment as currently used by PNV is described on Schedule 2 hereto and is hereinafter, together with any additions or deletions to said equipment, collectively referred to as the "PNV Equipment". PNV reserves the right with the prior written consent of Operator to make additions to and deletions from the PNV Equipment to be installed at each Truckstop. PNV shall use its best efforts to provide the Services to at least 75% of the truck parking spaces located at each Truckstop at which it installs the System. The Parties shall mutually determine the precise number and location of the truck parking spaces at which the Services shall be provided, taking into account such factors as the cost of construction and implementation, the layout of the parking facilities, the usage of particular parking rows to drop trailers and such other factors as the Parties may deem relevant.

            (b) Operator shall make available to PNV a sufficient area in a mutually agreed location in which to install the PNV Equipment including: (i) such area as is required

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for the installation of satellite dish(es); (ii) a secured air-conditioned interior area of approximately 40 square feet for the installation of the headend equipment and the telephone and related monitoring equipment; and (iii) an area at the fuel desk or the travel store for installation of the equipment required for activation of the Services (hereinafter collectively referred to as the "Equipment Area"). Upon reasonable prior notice to Operator, PNV shall be entitled to have continued access to the Equipment Area and all parking areas for purposes of installing, repairing and monitoring the PNV Equipment, the System and the Services.

            (c) Prior to commencement of construction at any Truckstop, PNV shall obtain Operator's written approval of the methods and materials to be used by PNV with respect to the installation of the System. PNV shall, in consultation with Operator, use reasonable efforts to utilize the boring method of installation at all sites where local conditions permit use of the boring method (recognizing that PNV's experience is that only 50% of sites are appropriate for the boring method). PNV will repair any damage to the Truckstop which is caused by PNV. However, PNV shall not be responsible for any existing defects or deficiencies or the normal wear and tear to the parking lot or the Truckstop. PNV shall provide Operator written notice of any defects or deficiencies discovered by PNV during installation. At sites designated by Operator, PNV will use its best efforts to cause its contractor to dig a trench for purposes of laying conduit between the main building and the shop building. Operator shall reimburse PNV for the incremental cost incurred for such work with estimates provided in advance.

            (d) PNV shall on a timely basis secure, and continuously maintain in full force and effect, all licenses, permits and approvals required by governmental authorities with respect to the installation, operation and maintenance of the System and providing the Services. Operator shall assist PNV (at PNV's expense) in obtaining any such licenses, permits, or approvals upon PNV's reasonable request. PNV shall at all times comply with all applicable laws, rules, regulations, etc. in connection with the installation, operation and maintenance of the System, or otherwise related to the performance of PNV's obligations hereunder.

            (e) Within thirty (30) days of completion of the installation of the System at a Truckstop, PNV shall provide Operator with written notice of the date on which the sale of the Services shall commence at each such Truckstop (hereinafter referred to as the "Truckstop Service Date").

         3. Rights and Duties of The Parties With Respect To The PNV Equipment.

            (a) Notwithstanding the fact that certain parts of the PNV Equipment may be affixed to each Truckstop, the PNV Equipment shall not become a fixture thereto and shall remain the property of PNV. PNV shall pay all taxes or other fees related to ownership of the PNV Equipment. Operator acknowledges that the System, the Services and the PNV Equipment and the manner of its operation and installation are proprietary to PNV. Accordingly, Operator shall use its best efforts to insure that all material confidential information and data concerning the System, the Services and the PNV Equipment shall not be

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divulged, and (except in the case of emergency) that access to the System and the PNV Equipment shall not be given to any person or persons other than personnel authorized by PNV.

            (b) Upon the termination of this Agreement for any reason, PNV shall have the obligation to: (i) remove, at its sole cost and expense, any or all of the PNV Equipment from each Truckstop; or (ii) if agreeable to Operator, sell or lease it to the Operator or its successors, nominees or assignees. If PNV removes the PNV Equipment, PNV shall restore the Truckstop as near as reasonably possible to the condition of such premises prior to the installation of the System, normal wear and tear excepted, but shall not be obligated or permitted without the prior consent of Operator to remove any underground cables. If PNV does not comply with the terms of this Section 3(b) within 90 days after termination of this Agreement, Operator may treat the PNV Equipment as abandoned or have the PNV Equipment removed at the expense of PNV.

            (c) If Operator disposes of its interest in one or more Truckstops at which the System has been installed (through a sale of assets, change of control or otherwise), Operator shall, as a condition to such sale, either; (i) cause the acquiror of said Truckstop to assume Operator's obligations under this Agreement (in the case of the sale of all of its Truckstops at which the System is installed); or enter into a separate agreement with PNV on substantially similar terms (in the case of the sale of less than all of the Truckstops at which the System is installed); or (ii) pay PNV an amount equal to PNV's actual cost incurred with respect to the installation of the System and the PNV Equipment at each such Truckstop as reduced by (a) depreciation calculated on a straight line basis over a seven (7) year period; and (b) the depreciated cost of any PNV Equipment which is removable by PNV; provided that, Operator may dispose of up to ten (10) Truckstops at which the Services are provided without compliance with this Section 3(c) and Operator may only elect to make payments to PNV under (ii) above with respect to up to an additional ten (10) Truckstops.

         4. Programming and Telecommunications Services to Be Provided.

            (a) PNV shall make the Services available on the System as follows:

                (i) PNV shall source and deliver a programming package consisting of a minimum of fifteen (15) channels of entertainment programming. PNV shall pay the cost of all such programming. The current programming schedule to be broadcast by PNV is as set forth on Schedule 3. PNV may, with prior notice to Operator, make changes to the programming schedule from time to time.

                (ii) In addition to the fifteen (15) channel entertainment lineup, there shall be other channels which shall be used to provide a programming schedule and advertising.

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                (iii)   PNV may, with prior notice to Operator, provide
                        pay-per-view or other non-traditional cable channels or services as part of the Services.

                (iv) PNV shall also provide telephone service at each parking slot at each Truckstop at which the Services are provided. The current telephone services offered by PNV are set forth on Schedule 4. PNV shall, with notice to Operator, have the right with the prior written consent of Operator, to determine and make changes to the specific types of telecommunication services provided to a particular Truckstop from time to time. Operator and PNV may mutually agree to permit PNV to provide data communication, telephone and internet access services to areas of the Truckstops, other than the parking lot, and the Parties agree that the profits derived from such services shall be allocated between PNV and Operator pursuant to Section B.3. of Schedule 5 hereto.

                (v)     PNV will provide Operator, free of charge, use of one
                        (1) channel at each Truckstop at which the System is installed. Operator shall be responsible for providing the content and material to be broadcast over such channel, provided that, Operator shall not broadcast or advertise over such channel any services which compete with the in cab Services provided by PNV (including, but not limited to, satellite dish television or wireless telephone services). Additional channels may be provided for Operator's use at mutually agreed upon rates.

         5. Operation of the System and Sale and Promotion of the Services.

            (a) Upon installation of the System at a Truckstop, and prior to the Truckstop Service Date, PNV shall train the Operator and its designated employees with respect to the maintenance and operation of the System and the promotion of the Services. PNV shall provide follow up training for Operator's personnel during working hours with respect to the promotion of the Services, the operation of the System, and the maintenance of the PNV Equipment as may be reasonably requested by Operator from time to time. All training shall be at PNV's cost and expense. PNV shall, with the prior consent of Operator, be entitled to have its own employees or agents engage in the promotion of the Services at any Truckstop, provided that PNV's employees and agents shall not interfere with the operation of said Truckstop.

            (b) Operator shall use reasonable efforts to encourage the management, fuel desk employees and other personnel at each Truckstop to promote the use of the Services by and the sale of the Services to the truck drivers frequenting the Truckstops. The Parties may

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mutually agree from time to time to implement sales incentive programs for the
Operator's employees and other personnel to promote the use and sale of the Services. The Parties shall share the cost of implementing and funding any such mutually agreed upon incentive programs.

            (c) For so long as this Agreement remains in effect and Operator continues to be associated with the publication of "Road King," Operator shall provide to PNV free of charge a full page color advertisement in each edition of "Road King." PNV shall, at its cost, provide the ad to Operator in camera ready format 7 days prior to the publishing deadline established by Operator. Operator shall permit PNV to display its icon and snipes at PNV's cost on one or more of Operator's billboard located at or near each Truckstop in Operator's Network. Recognizing that: (i) the layout of each Truckstop is different; and (ii) PNV's promotional equipment and materials shall conform to the interior design of each Truckstop, PNV may, with Operator's consent, install and maintain at each
Truckstop: (i) a bank of up to twelve (12) television sets to be located above the fuel desk, or at such other location mutually agreed to by PNV and Operator in the main building of the Truckstop, to broadcast programming and advertising to solicit truckdrivers as customers; (ii) a permanent message board or banner below such bank of television sets; (iii) up to five (5) additional television sets to be placed at other locations mutually agreed to by PNV and Operator in the main building of the Truckstop (including the restaurant, the store and near the phone banks) to broadcast programming and advertising to solicit truck drivers as customers. PNV shall also be entitled to display newsletters, pamphlets, flyers and other printed materials at mutually agreed upon locations in each Truckstop in order to promote the sale and promotion of the Services.

            (d) Within six (6) months of the date of this Agreement, PNV and Operator shall jointly devise and implement a marketing program (collectively, the "PNV-TA Fleet Sales Program") which shall be used by PNV and Operator to jointly sell the Services to fleet owners and their professional truck drivers. Pursuant to PNV-TA Fleet Sales Program: (i) Operator shall provide PNV with: (a) access to Operator's fleet customers through headquarter meetings, regional meetings and conferences; and (b) meaningful assistance through Operator's fleet sales organization to effectuate the closing of the sale of the Services to Operator's fleet customers; and (ii) Operator and PNV shall mutually agree to share jointly in the cost of promoting the PNV-TA Fleet Sales Program (including through the bundling of incentives to fleets). Operator and PNV shall share the Gross Receipts (as defined in Section 8(b)) derived from the PNV-TA Fleet Sales Program pursuant to the terms of Section 8(b).

         6. Maintenance of the PNV Equipment and the System.

            (a) PNV shall maintain a good quality signal and reception through the System comparable to the signal and reception supplied for regular television programming and telecommunications services to home consumers.

            (b) The day to day maintenance of the System shall be handled as follows:

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                (i)     Operator's trained staff members shall: (i) in
                        connection with normal site maintenance, make visual inspection of cable and phone boxes in the outside hookups and remove debris from such outside hookups (i.e. oil, dirt, ice, snow, etc.); and (ii) replace cable and phone connection outlets in the outside hookups with equipment furnished by PNV at PNV's cost.

                (ii) If a mechanical problem arises other than through a failed connecting cable or accessory, Operator shall contact PNV by telephone at PNV's office. Unless extenuating circumstances exist, PNV shall, within forty-eight (48) hours, either authorize Operator to contact a designated repair technician or dispatch a designated repair technician to make the necessary repairs to the System. Charges for repairs will be billed directly to PNV and paid by PNV.

         7. Term. Subject to Section 16, the term of this Agreement, as it applies to each Truckstop at which the System is installed, shall be for a period of five (5) years commencing on the Truckstop Service Date and terminating on the fifth anniversary of the Truckstop Service Date (the "Term"). Subject to Section 16, the Term shall automatically be extended for a five (5) year renewal period (the "Automatic Renewal Term") provided that, as a condition to the commencement of the Automatic Renewal Term, Operator shall be entitled to receipt of the increased percentage of Gross Receipts (as defined on Schedule 5) set forth in Section A.1 of Schedule 5. Upon the expiration of the Automatic Renewal Period, PNV and Operator may mutually agree to additional renewal terms.

         8. Fees.

            (a) All revenues and profits derived from the sale or provision of the Services at each Truckstop, other than any revenues and profits derived from sales to fleets under the PNV-TA Fleet Sales Program (to be implemented pursuant to Section 5(d)), shall, during the Term (and any renewal terms), be allocated between PNV and Operator as set forth on Schedule 5 attached hereto.

            (b) All Gross Receipts (as defined with respect to item A.3 on Schedule 5) derived from sales to fleets under the PNV-TA Fleet Sales Program, shall be allocated to Operator as follows:

               (i) Operator shall be entitled to 10% of each month's Gross Receipts derived from the first 10,000 power plan or other monthly memberships sold to fleets or fleet drivers through the PNV-TA Fleet Sales Program.

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                (ii)    Operator shall be entitled to 12.50% of each month's
Gross Receipts derived from the next 20,000 power plan or other monthly memberships sold to fleets or fleet drivers through the PNV-TA Fleet Sales Program.

                (iii) Operator shall be entitled to 15% of each month's Gross Receipts derived from the sale of more than 30,000 power plan or other monthly memberships to fleets or fleet drivers through the PNV-TA Fleet Sales Program.

            (c) PNV shall also pay Operator a one-time fee of $15.00 for each monthly membership sold to a fleet or fleet driver through the PNV-TA Fleet Sales Program. Said fee shall be paid to Operator within ten (10) days of receipt of the first monthly payment to PNV from the fleet or fleet driver.

            (d) The books and records of the Operator and PNV pertinent to the Gross Receipts (as defined on Schedule 5), Net Profits (as defined on Schedule
5), Directly Related Expenses (as defined on Schedule 5), and other revenue and taxes received with respect to the sale of the Services for any calendar month shall be open for inspection and audit by an authorized representative of either Operator or PNV upon five (5) business days notice to said party. The Parties acknowledge and agree that if, in the future, PNV provides additional services through the System to the Truckstops, the revenue and profit allocations for such additional services may be agreed to by the Parties in the form of a letter agreement which shall constitute an amendment to this Agreement.

         9. Exclusivity.

            (a) For a period of six (6) months following the commencement of the installation of the System at a particular Truckstop, PNV shall not install the System at any other truckstop which (i) is not owned or operated by Operator; and (ii) is located at the same intersection or interchange as that particular Truckstop, provided that, the provisions of this Section 9(a) shall not apply to or otherwise restrict PNV's ability or right to install the System at any truckstop which is subject to an agreement listed on Schedule 6. Notwithstanding the foregoing, Operator's right of exclusivity set forth in this Section 9(a) shall terminate on August 11, 1999 with respect to any Truckstop at which PNV has not commenced installation of the Services as of such date, provided that, PNV has complied with the installation schedule set forth in Section 1(a).

            (b) PNV shall, for the Term of this Agreement (and any renewal term), have: (i) the exclusive right to install the System and provide the Services to each Truckstop listed on Schedules 1A and 1B; and (ii) a right of first refusal to install the System and provide the Services (on the terms contained herein) at the first fifteen (15) additional truckstops in which Operator acquires an ownership interest (whether operated by Operator or a franchisee) after the date of this Agreement. PNV's right of first refusal shall expire if PNV has not completed installation of the System at such Truckstop within seven (7) months after Operator provides notice to PNV of Operator's acquisition of an interest in said truckstop.


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

            (c) PNV shall during the Term of this Agreement (and any renewal term) have: (i) the nonexclusive right to sell to Operator at competitive prices coaxial and phone cables for use with the Services provided by PNV; and (ii) the nonexclusive right to sell to Operator at competitive prices television, telephone and cable accessories and adapters for use with the Services. After purchasing the foregoing items from PNV, Operator shall be entitled to resell such items to its customers and retain all profits from such resales.

        10. Rights Granted to PNV. Operator hereby grants and conveys to PNV, for the Term of this Agreement (and any renewal term), access, upon reasonable prior notice, to the premises of each Truckstop at which the System is installed for purposes of maintaining, repairing, replacing and operating the System and providing the Services.

        11. Representations and Warranties of PNV.

            (a) PNV is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority: (i) to enter into this Agreement; and (ii) to carry out the other transactions and agreements contemplated by this Agreement.

            (b) The execution, delivery and performance of this Agreement by PNV has been duly authorized by all necessary action of PNV. This Agreement and each of the other documents to be executed and delivered by PNV pursuant to this Agreement have been duly executed and delivered by PNV and are the valid and binding obligations of PNV enforceable in accordance with their respective terms, subject only as to enforceability affected by bankruptcy, insolvency or similar laws affecting the rights of creditors generally and by general equitable principles. The execution, delivery and performance of this Agreement and the other documents to be executed, delivered and performed by PNV pursuant to this Agreement will not: (i) conflict with or violate any provision of PNV's organizational documents, or any law, ordinance or regulation or any decree or order of any court or administrative or other governmental body which is either applicable to, binding upon or enforceable against PNV; or (ii) result in any breach of or default under or cause the acceleration of performance of any mortgage, contract, agreement, indenture or other instrument which is either binding upon or enforceable against PNV.

            (c) PNV will obtain the approval, consent or waiver of any other person or entity required for the execution, delivery or performance of this Agreement.

            (d) In the event Operator's or PNV's right to use the System, the Services or the PNV Equipment is challenged, PNV will defend and indemnify Operator, its officers, directors, shareholders, employees and agents from any and all expenses (including reasonable attorneys' fees) and damages (of whatever kind or nature) relating to the challenge of such use. Further, in the event Operator is not able to use the System or the Services during the term of this Agreement due to any such challenge, Operator may, subject to the terms of
Section 16,

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terminate this Agreement and receive any amounts due to Operator as of the date of termination.

            (e) All of the information contained in the representations and warranties of PNV set forth in this Agreement or in any of the documents delivered or to be delivered herewith or after the execution hereof as set forth in any provision of this Agreement is true, accurate and complete.

        12. Representations and Warranties of Operator.

            (a) Operator is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has full power and authority:
(i) to enter into this Agreement; and (ii) to carry out the other transactions and agreements contemplated by this Agreement.

            (b) The execution, delivery and performance of this Agreement by Operator has been duly authorized by all necessary action of Operator. This Agreement and each of the other documents to be executed and delivered by Operator pursuant to this Agreement have been duly executed and delivered by Operator and are the valid and binding obligations of Operator enforceable in accordance with their respective terms, subject only as to enforceability affected by bankruptcy, insolvency or similar laws affecting the rights of creditors generally and by general equitable principles. The execution, delivery and performance of this Agreement and the other documents to be executed, delivered and performed by Operator pursuant to this Agreement will not: (i) conflict with or violate any provision of Operator's organizational documents, or any law, ordinance or regulation or any decree or order of any court or administrative or other governmental body which is either applicable to, binding upon or enforceable against Operator; or (ii) result in any breach of or default under or cause the acceleration of performance of any mortgage, contract, agreement, indenture or other instrument which is either binding upon or enforceable against Operator.

            (c) Operator will obtain the approval, consent or waiver of any other person or entity required for the execution, delivery or performance of this Agreement.

            (d) All of the information contained in the representations and warranties of Operator set forth in this Agreement or in any of the documents delivered or to be delivered herewith or after the execution hereof as set forth in any provision of this Agreement is true, accurate and complete.

        13. Risk of Loss and Insurance; Indemnification.

            (a) PNV shall bear the risk of loss and hereby indemnifies and holds harmless Operator for: (i) damage to or destruction of the PNV Equipment and the System installed at each Truckstop, except as provided in Section 13(b); and
(ii) injury to persons or damage to property arising from the existence, installation, operation or repair of, or otherwise in any way related to, the PNV Equipment and the System (except to the extent such damage is occasioned by the gross negligence or willful misconduct of Operator, its employees, contractors or agents).

            (b) Operator shall be responsible for the maintenance, repair or replacement of the PNV Equipment resulting from damage or destruction caused by the gross negligence or willful misconduct of the Operator, its employees, contractors or agents.

            (c) Both Operator and PNV shall maintain during the Term of this Agreement (or any renewal term), at their sole cost and expense, comprehensive public liability insurance in the minimum amount of $1,000,000 providing coverage at each Truckstop at which the Services are provided against any claims covered under Sections 13 (a) or (b) and shall ensure that each Party is named as an additional insured in respect of such insurance or is otherwise covered as its interest may appear. PNV shall provide Operator with evidence of insurance and thirty (30) days prior written notice of cancellation or amendment to PNV's insurance policies.

        14. Force Majeure. Neither party shall have any liability for the failure to perform or a delay in performing any of its obligations if such failure or delay is the result of any legal restriction, labor dispute, strike, boycott, flood, fire, public emergency, revolution, insurrection, riot, war, unavoidable mechanical failure, interruption in the supply of electrical power or any other cause beyond the control of any party acting in a reasonable business-like manner, whether similar or dissimilar to the causes enumerated above.

        15. Assignment.

            (a) Operator may sell, assign, transfer or otherwise dispose of its interest in one or more of the Truckstops (through a change of control, sale of assets or otherwise) subject to the terms of Section 3(c).

            (b) PNV may pledge its interest in this Agreement to any party, including without limitation, to any bank, recognized lending or leasing institution or investor as collateral. PNV may sell, assign, transfer or otherwise dispose of its interest in this Agreement provided that said acquiror shall: (i) not be the owner or operator of competing truckstops; (ii) assume all of PNV's rights and obligations hereunder; and (iii) shall be bound by the terms of this Agreement.

        16. Breach. In the event that either party shall fail in any material respect to perform any obligation under this Agreement, the other party may in writing notify the non-performing party that such failure constitutes a breach. If the breach is not remedied or cured within thirty (30) days following receipt of the notice of breach, without limiting any other remedy which may be available, the non-breaching party may terminate this Agreement by notice to the breaching party.

         17. Ownership and Confidentiality. Operator recognizes and agrees that PNV shall, during the term of this Agreement and thereafter, retain sole ownership of the System and the PNV Equipment. Operator recognizes the proprietary nature of the concept and the design of the System, the PNV Equipment and the Services. Accordingly, Operator and PNV agree to maintain and cause each of its employees and agents to maintain and keep strictly confidential the terms and provisions of this Agreement, [******] and all of the confidential information that it obtains or receives in its status as a [********************* **************************] or in conjunction with the operations of the System, the PNV Equipment or the Services. Operator further agrees that the "Park N' View" name and logo shall be and remain the property of PNV and all references by Operator to the System or the Services shall incorporate and/or refer to PNV by its full name (Park N' View), whether in literature, electronic or print displays, articles, advertising, billboards, banners or otherwise. The name, Park 'N View, is, or will be, a registered service mark of PNV and to the extent required by PNV, Operator shall execute a no cost limited license agreement for the use of such service mark. PNV agrees to maintain and cause its employees and agents to maintain and keep strictly confidential all proprietary information received from Operator relating to its Truckstops, operations and customers.

         18. General Provisions.

             (a) Notices. All notices required or permitted hereunder shall be in writing and, may either be delivered by overnight courier, transmitted by facsimile, or delivered by the United States Mail, postage prepaid, addressed as follows:

                 To PNV:                      Ian Williams
                                              President
                                              Park 'N View, Inc.
                                              11711 NW 39th Street
                                              Coral Springs, Florida 33065
                                              Fax Number: (954) 745-7899

                 With a copy to:              James M. O'Connell, Esq.
                                              Kilpatrick Stockton LLP
                                              4101 Lake Boone Trail,
                                              Suite 400
                                              Raleigh, North Carolina 27607
                                              Fax Number:  (919) 420-1800

                 To Operator:                 President
                                              Travel Centers of America
                                              24601 Center Ridge Road, Suite 200
                                              Westlake, Ohio 44145
                                              Fax Number:       (440) 808-3301

                 With a copy to:              General Counsel
                                              Travel Centers of America
                                              24601 Center Ridge Road, Suite 200
                                              Westlake, Ohio 44145
                                              Fax Number:       (440) 808-4310

All notices shall be deemed delivered only upon actual receipt. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to the terms of this Section 18(a).

             (b) Expenses. Each party agrees to pay, without right of reimbursement from any other party, its costs relating to the preparation of this Agreement and the performance of its obligations hereunder, including without limitation, fees and disbursements of counsel, accountants and consultants employed by such party in connection herewith.

             (c) Actions; Further Assurances. Subject to the terms and conditions of this Agreement, each party agrees to: (i) take or cause to be taken as promptly as practicable all actions and obligations arising herein; and
(ii) do or cause to be done all things to fulfill and comply with its obligations or the obligations of the other parties to consummate the transactions contemplated herein.

             (d) Press Releases. PNV and Operator shall consult with each other as to the form and content of all press releases and other public disclosures of matters relating to this Agreement, the System and the Services. Nothing in this section shall prohibit PNV or Operator from making any disclosure which its legal counsel deems necessary or advisable to fulfill such party's disclosure obligations under applicable law. All public disclosures shall be transmitted by telecopier to the other party or its counsel for approval prior to publication or dissemination.

             (e) Section Headings. The section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

             (f) Applicable Law. This Agreement shall be governed by the laws of the State of Florida.

             (g) Litigation; Prevailing Party. If litigation is brought with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party, and the non-prevailing party shall immediately pay upon demand, all reasonable fees and expenses of counsel of the prevailing party.

             (h) Schedules. The Schedules attached to this Agreement are integral parts of this Agreement and all references to this Agreement shall include the Schedules.

             (i) Modification. This Agreement shall not be modified or amended except by an instrument in writing executed by the Parties to this Agreement.

             (j) Successors And Assigns. This Agreement shall apply to, and be binding upon, the parties and their respective successors and permitted assigns (as determined under Section 16).

             (k) Severability. If any part or sub-part of this Agreement is found or held to be invalid, that invalidity shall not affect the enforceability and binding nature of any other part of this Agreement.

             (l) Arbitration. Any controversy, dispute or question arising out of, or in connection with, or in relation to this Agreement or the interpretation, performance or non-performance or any breach thereof shall be determined by arbitration conducted in New York, NY or the home office of the party not bringing the claim in accordance with the then existing rules of the American Arbitration Association. PNV and Operator shall each select one arbitrator, and the two arbitrators shall select a third with the same qualifications. Any decision rendered shall be binding upon the Parties, however, the arbitrators shall have no authority to grant any relief that is inconsistent with this Agreement. The expense of arbitration shall be borne by the non-prevailing Party.

             (m) Integration; Entire Agreement. This Agreement (including Exhibits, Schedules, documents and instruments referenced herein) constitutes the entire agreement among the Parties and supercedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matters hereof. The Parties acknowledge and agree that the Amended Cable Television and Telephone Services Agreement, dated March 27, 1995, by and between National Auto/Truckstops Inc. and Park `N View, Inc., as amended, is hereby terminated and that the Parties hereto shall have no further rights or obligations thereunder.

             (n) Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

             IN WITNESS WHEREOF, Operator and PNV have caused this Agreement to be executed pursuant to appropriate legal authority duly given, as of the day and year first above written.

WITNESSES:

                                                              PARK 'N VIEW, INC., a
                                                              Delaware corporation
/s/ Bill Buzbee
-------------------------------

/s/ Alex Ezazi                                                By:  /s/  Ian Williams
--------------------------------                                 ----------------------------------
                                                                   Ian Williams, President


                                                              TA Operating Corporation, a Delaware
                                                              Corporation, d/b/a TRAVEL CENTERS
                                                              OF AMERICA
/s/
-----------------------------

/s/                                                            By: /s/
------------------------------                                    ---------------------------------

                                   SCHEDULE 1A

                      LIST OF TRUCKSTOPS OWNED AND OPERATED
                                   BY OPERATOR


ASHLAND, VA                        GREENSBORO, NC                     BROOKVILLE, PA
BRUNSWICK, GA                      AMARILLO, TX**                     COLUMBIA, NJ
ELOY, AZ                           GALLUP, NM                         CARNEY'S POINT, NJ
GARY, IN                           DAYTON, OH                         HARRISBURG, PA
TUSCALOOSA, AL                     KNOXVILLE, TN                      LODI, OH**
BAYTOWN, TX                        LAS CRUCES, NM**                   CONCORDIA, MO
ELKTON, MD                         ROANOKE, VA                        WILLINGTON, CT
SANTA ROSA, NM                     LONDON, OH                         SPARTANURG, SC
STONY RIDGE, OH**                  CINCINNATI S., OH                  KINGSVILLE, OH
CHICAGO                            DALLAS, TX                         WHEELING, WV
N., IL                             ATLANTA, GA                        EFFINGHAM, IL
WEST MEMPHIS, AR                   MOUNT VERNON, IL                   WHEELER RIDGE, CA
OKLAHOMA CITY, OK                  TALLULAH, LA                       ELGIN, IL
HEBRON, OH                         ROCKWELL, TX**                     MERIDIAN, MS
MADISON, GA                        OAK GROVE, MO                      MADISON, WI
BLOOMBURY, NJ                      AMARILLO, TX**                     WILDWOOD, FL*
MATTHERWS, MO                      YOUNGSTOWN, OH                     PROTLAND, OR
MOBILE, AL                         JEFFERSONVILLE, OH                 OKLAHOMA CITY, OK (NATL)
REDDING, CA                        SEVILLE, OH**                      ALTOONA, IA**
SALT LAKE CITY, UT                 BARKEYVILLE, PA                    SEYMOUR, IN
ASHLAND, OH                        ALBUQUERQUE, NM*                   LAMAR, PA
COUNCIL BLUFF, IA                  NEW LISBON, WI**                   MARTINSBURG, WV**
MONROE, MI**                       OGALLALA, NE**                     TOLEDO, OH**
LEBANON, TN**                      KINGMAN, AZ                        BLOOMINGTON, IL
ANN ARBOR, MI                      SAWYER, MI                         ATLANTA SOUTH, GA
FLORENCE, KY                       JEFFERSONVILLE, OH                 ANTIOCH, TN (NATL)*
LAS VEGAS, NV                                                         ASHLAND SOUTH, VA*
NORTH EAST, PA**
WYTHEVILLE, VA

*PNV already installed or
installation commenced 3/1/98

**Installation on hold until
further notice from operator

                                   SCHEDULE 1B

                 LIST OF TRUCKSTOPS WHICH ARE OWNED BY OPERATOR
                      AND WHICH ARE OPERATED BY FRANCHISEES



MONTGOMERY, AL                JACKSONVILLE, FL                   MARIANNA, FL*
ST. AUGUSTINE, FL             VERO BEACH, FL*                    COMMERCE, GA
JACKSON, GA*                  LAKE PARK, GA                      SAVANNAH, GA*
SLIDELL, LA*                  MANNING, SC                        DENMARK, TN
FRANKLIN, TN                  KNOXVILLE, TN*                     BUTTONWILLOW, CA*
DENVER, CO                    FORISTELL, MO                      GRAND ISLAND, NE
SPARKS, NV                    DENTON, TX                         SWEETWATER, TX*
BRANFORD, CT                  MILLDALE, CT                       CLAYTON, IN
WHITESTONE, IN                SAGINAW, MI                        ROGERS, MI
CORFU, NY                     HUDSON, WI                         LAFAYETTE, LA
SACRAMENTO, CA                ONTARIO, CA*                       SANTA NELLA, CA
HURRICANE, WV                 NEW LEMONT, IL


* PNV already installed 3/1/98

                                   SCHEDULE 1C

               LIST OF TRUCKSTOPS WHICH ARE NOT OWNED BY OPERATOR
                      AND WHICH ARE OPERATED BY FRANCHISEES


KENLY, NC*                    WALCOTT, IA                   BETO JUNCTION, KS
MT. VERNON, MO                STRAFFORD, MO                 EUGENE, OR
BALTIMORE, MD                 ALBERT LEA, MN                BREEZEWOOD, PA
JANESVILLE, WI


*PNV already installed 3/1/98

                                   SCHEDULE 1D

                         LIST OF FRANCHISEES WHICH HAVE
                         ENTERED INTO CONTRACTS WITH PNV

1.  STALLINGS OIL COMPANY

                                   SCHEDULE 2

                          LIST OF CURRENT PNV EQUIPMENT

Current PNV Equipment:

Satellite Dish & Off-air receive antenna
Processing [head-end] equipment
Telephone PBX switch and operator console
Distribution cables
Parking lot plug-in boxes
Cable TV "billing" computer and software
Membership card dispenser
Telephone & Cable TV accessories for resale
Voice-mail service

                                   SCHEDULE 3

                      LIST OF CURRENT PROGRAMMING SCHEDULE

Current Programming Schedule:

              Channel #                      Program
          ------------------        -------------------------
                02                             PLAYBOY

                04                               HBO

                05                              HBO2

                06                              HBO3

                07                            DISCOVERY

                08                             ESPN 2

                09                               FOX

                10                               DEN

                11                             CNN HN

                12                             WEATHER

                13                              ESPN

                14                               NBC

                15                               ABC

                16                               A&E

                17                               CBS

                18                               TNN

                19                               TNT

                20                               WGN

                21                               PNV

                                   SCHEDULE 4

                       LIST OF CURRENT TELEPHONE SERVICES

Current Telephone Services:

1+ calls
1-800 calls
Local calls
Operator services
Direct call back to stall # (automated)
Message waiting
Wake-up calls (automated)

                                   SCHEDULE 5
                          REVENUE AND PROFIT ALLOCATION

            DESCRIPTION OF SERVICE OR SALE                                      OPERATOR'S PORTION
            ------------------------------                                      ------------------
A.  Gross Receipts Based Programs

 1.  Gross Receipts* from the sale of monthly and                                       35% for five (5) year Term;
     daily memberships and other services from the                       40% for five (5) year Automatic Renewal Term
     vending machine at each of Operator's
     Truckstop.

 2.  Gross Receipts* from the sale of Power Plans              35% for first month of service and 10% for each additional month
     at each of Operator's Truckstop.                                              of service under Power Plan

 3.  Gross Receipts* from the sale of memberships by             10% of each months receipts will be placed in a pool and
     telemarketing staff.                                      allocated among all Truckstops based upon the number of wired stalls at each Truckstop.

 4.  Gross Receipts** from sales to Fleets.                 10% of each months receipts from all fleets and fleet drivers, other than those who purchase memberships under the PNV-TA Fleet
                                                          Sales Program which shall be allocated pursuant to Section 8(b), will be placed in a pool and allocated among all Truckstops based upon the number of wired stalls at each Truckstop.

B.  Net Profit Based Programs
    -------------------------
 1.  Net Profits*** derived from Advertising.                                          50%

 2.  Net Profits*** derived from Pay Per View.                                         50%

 3.  Net Profits *** derived from sale of long                                         35%
     distance phone time.

* Gross Receipts shall mean the aggregate gross revenue collected by PNV or the Operator, during any calendar month, from the sale of the Services less the actual cost to PNV of 60 free minutes of phone time or such lesser amount as actually given to customers and applicable taxes. Gross Receipts shall not include any revenue received by PNV or the Operator for services listed under Net Profit Based Programs above.

** Gross Receipts shall mean the aggregate gross revenue collected by PNV or the Operator, during any calendar month, from the sale of the Services less the actual cost to PNV of 60 free minutes of phone time or such lesser amount as actually given to customer, direct sales commissions and applicable taxes. Gross Receipts shall not include any revenue received by PNV or the Operator for services listed under Net Profit Based Programs above.

*** Net Profits shall mean the aggregate gross revenue collected by PNV or Operator less Directly Related Expenses. Directly Related Expenses shall mean all direct costs and expenses incurred by PNV with respect to the:
       (i) acquisition and installation of the equipment necessary to provide advertising, Pay-Per-View or long distance phone time over the System;
       (ii) sale, promotion and production of advertising, Pay-Per-View or long distance phone time; (iii) salaries and commissions paid to and expenses incurred by individuals or entities which sell advertising, Pay-Per-View or long distance phone time; (iv) fees paid to pay-per-view programmers; and (v) fees paid or costs incurred to provide long distance phone time. Directly Related Expenses shall not include: (i) allocations of corporate overhead (other than the advertising department); (ii) depreciation of the PNV Equipment listed on Schedule 2, other than the equipment necessary to provide advertising, Pay-Per-View or long distance phone time over the System; (iii) costs and expenses incurred by PNV in the promotion of the Services which are shared jointly by PNV and Operator; and (iv) other costs and expenses which are not directly related to the sale and promotion of advertising, Pay-Per-View or long distance phone time over the System.

                                   SCHEDULE 6

               LIST OF TRUCKSTOPS TO WHICH EXCLUSIVITY PROVISIONS
                          OF SECTION 9(A) DO NOT APPLY

SIGNED CONTRACTS - CONFIDENTIAL

STATE  TRUCKSTOP    GROUP          COMPANY NAME                 DIRECTIONS                          AMBEST   NATSN   PTP
-------------------------------------------------------------------------------------------------------------------------

AL   Birmingham     Pilot    Pilot Travel Center           I-20/59, Exit 123                          |_|     |_|    |_|

AL   Birmingham              South Star Fuel Center        I-65 Exit 262 B (Finley Blvd.)             |_|     |X|    |_|

AL   Brewton                 Wallace Interstate Texaco     I-65, Exit 69                              |_|     |_|    |X|

AL   Bucksville     Petro    Petro Stopping Center #19     I-20/59 Exit 100                           |_|     |_|    |_|

AL   Cusseta                 Perlis Truck Stop of AL       I-85 Exit 79                               |X|     |_|    |X|

AL   Livingston              Noble Truckstop                                                          |_|     |X|    |_|

AL   Mobile         Pilot    Pilot Travel Center           I-10, Ex 13                                |_|     |_|    |_|

AL   Robertsdale             Oasis Truck Plaza             I-10 Exit 53 (LA-Wilcox Rd.)               |_|     |X|    |_|

AL   Shorter        Petro    Petro:2 #48                   I-85 Exit 22 (Depot Rd)                    |_|     |_|    |_|

AL   Tuscaloosa              Baggett's Travel Center       I-59 & US 11 By-Pass, Mile Marker #76      |X|     |_|    |_|

AL   Alma                    Ozark Truck Plaza             I-40 Exit 13 (US 71)                       |_|     |X|    |_|

AR   Arkadelphia             J-Mart #2 Food & Fuel         1-30 & Hwy 7, Exit 78                      |_|     |X|    |_|

AR   Brinkley                Shell Super Stop #400         I-40 & US Hwy 78 Wheatley                  |_|     |_|    |X|

AR   Heth                    J-Mart #16                                                               |_|     |X|    |_|

AR   Little Rock             County Line Truckstop #38     13400, I-30, County Line Exit              |_|     |_|    |X|

AR   Malvern                 J-Mart #1 Food & Fuel         I-30 & Hwy 270, Exit 98-A                  |_|     |X|    |_|

STATE  TRUCKSTOP        GROUP         COMPANY NAME                  DIRECTIONS                          AMBEST   NATSN     PTP
------------------------------------------------------------------------------------------------------------------------------
AR  North Little Rock  Petro        Petro Stopping Center #26       I-40 Exit 161(E Galloway)             |_|     |_|      |_|

AR  North Little Rock  Pilot        Pilot Travel Center             I-40 Exit 161, Galloway Rd.           |_|     |_|      |_|

AR  North Little Rock               Truckomat                       I-40 @ Exit 161                       |X|     |_|      |_|

AR  Russellville       Mapco        Mapco Express                                                         |_|     |_|      |_|

AR  W. Memphis         Pilot        Pilot Travel Center             I-40/55, ?Exit 280                    |_|     |_|      |_|

AR  West Memphis                    J-mart #3                                                             |_|     |X|      |_|

AR  West Memphis       Petro        Petro Stopping Center #11       I-40 Exit 280 (Club Rd.) I-55 Exit 4  |_|     |_|      |_|

AR  West Memphis       Mapco        Mapco Express                   I-40, Martin Luther King exit         |_|     |_|      |_|

AR  West Memphis       Natl         Memphis Gateway Travel Plaza    I-40 & I-55 Exit 278 (7th Street)     |_|     |_|      |X|

AR  Wheatley                        Phillips 66#401                 I-40, US 78                           |_|     |_|      |X|

AZ  Ash Fork                        Ted's Truck Center              I-40, Exit 146                        |_|     |X|      |_|

AZ  Casa Grande        Pilot        Pilot Travel Center             Exit 200                              |_|     |_|      |_|

AZ  Eloy               Petro        Petro Stopping Center #6        I-10(Exit 200)                        |_|     |_|      |_|

AZ  Holbrook                        Holbrook Truck Plaza            I-40 Exit 292, AZ 77 N.               |X|     |_|      |_|

AZ  Kingman                         Snobird Truckstop               I-40 & Exit 66                        |_|     |_|      |X|

AZ  Kingman            Pilot        Pilot Travel Center             I-40 & SR93, Exit 48                  |_|     |_|      |_|

AZ  Kingman            Petro        Petro Stopping Center #15       I-40 Exit 66 (Blake Ranch Rd)         |_|     |_|      |_|

AZ  Phoenix            Pilot        Pilot Travel Center                                                   |_|     |_|      |_|

AZ  Quartzsite         Pilot        Pilot Travel Center             I-10, Exit 17                         |X|     |_|      |_|

AZ  Quartzsite                      Ted's Truck Center              I-10, Exit 17                         |_|     |X|      |_|

AZ  Salome                          Tomahawk Auto/Truck Plz Salome  I-10 Exit 45                          |_|     |_|      |X|



STATE  TRUCKSTOP        GROUP         COMPANY NAME                  DIRECTIONS               AMBEST NATSN PTP
-------------------------------------------------------------------------------------------------------------
AZ  San Simon                   4-K Truck Stop                   I-10 Exit 378                  |_|  |X|  |X|

AZ  Tonopah             Rip     Rip Griffin Travel Center        I-10 Exit 103 (339th Ave)      |X|  |_|  |_|

AZ  Wilcox                      Rip Griffin's Truck/Travel       Exit 340                       |X|  |_|  |_|

AZ  Winslow             Pilot   Pilot Travel Center              I-40 Exit 253, Northpark Dr.   |_|  |_|  |_|

AZ  Yuma                        Barney's Auto/Truck Plaza        I-8 Exit 12 (Fortuna Rd)       |_|  |X|  |_|

CA  Bakersfield                 Holden Truck Plaza               US99& Pierce Road              |_|  |_|  |X|

CA  Bakersfield                 Bruce's Bakersfield Truckstop    CA 58 & CA 184, Weedpatch Hwy  |X|  |_|  |_|

CA  Bakersfield                 Bear Mountain Travel Stop        US Hwy 99, Exit 223            |_|  |_|  |X|

CA  Barstow             Pilot   Pilot Travel Center              I-15 & Lenwood Road            |_|  |_|  |_|

CA  Barstow             Rip     Rip Griffin Travel Center        I-15 Exit69 (Lenwood Rd)       |X|  |_|  |_|

CA  Blythe                      Southwest Express Travel Center  I-10 & Mesa Drive              |X|  |_|  |_|

CA  Buttonwillow        TCA-76  Bruce's Buttonwillow Truckstop   I-5 & Highway 58               |X|  |_|  |_|

CA  Corning             Petro   Petro Stopping Center #9         I-5 & South Ave                |_|  |_|  |_|

CA  El Centro                   Imperial 8 Travel Center         I-8 at 4th Street              |X|  |_|  |_|

CA  Fontana                     Truck Town Truck Stop            I-10 & Cherry St (NW Corner)   |_|  |X|  |_|

CA  Gustine                     San Luis Truck Stop              Hwy 152 West                   |X|  |_|  |_|

CA  Los Banos                   San Luis Travel Plaza            CA 152 & CA 33                 |X|  |_|  |_|

CA  Madera              Pilot   Pilot Travel Center              I-99 at Ave. 18.5              |_|  |_|  |_|

CA  North Palm Springs  Pilot   Pilot Travel Center              I-10,Garnet & Indian Ave.      |_|  |_|  |_|

CA  Ontario             Natnl   Ontario 76 Truck Plaza           I-10 & Milliken Avenue Exit    |_|  |X|  |_|

CA  Rialto                      10-10 Truck Stop                 I-10 & Riverside Exit          |_|  |X|  |_|

STATE  TRUCKSTOP        GROUP         COMPANY NAME                  DIRECTIONS                                 AMBEST NATSN PTP
-------------------------------------------------------------------------------------------------------------------------------
CA  Ripon                     Jimco Truck Plaza                   CA 99 & Jacktone Rd                             |_|  |X|  |_|

CA  Salinas                   Gieg's Truck Stop                   101 Hwy at Monterey Exit                        |X|  |_|  |_|

CA  San Francisco             Olmpian Auto & Truck Center                                                         |_|  |X|  |_|

CA  Santa Nella               San Luis Truck Stop                 Hwy 152 & 33                                    |_|  |_|  |X|

CA  Stockton                  Vanco Truck & Auto Plaza            I-5 at Hwy 4/Charter Way                        |X|  |_|  |_|

CA  Westley                   Westley Triangle Truck Stop         I-5 & Westley Exit                              |_|  |X|  |_|

CO  Brighton                  Tomahawk Truck Stop                 I-76 Exit 17 (CO 51)                            |_|  |_|  |X|

CO  Denver             Pilot  Pilot Fuel Center #315              I-70 & Steele Street                            |_|  |_|  |_|

CO  Denver/Commerce    SAP    Sapp Brothers - Denver              I-70 Exit 278 (E 49th)                          |_|  |X|  |_|

CO  Denver/Wheatridge  Natnl  Denver West Travel Center           I-70 & Ward Road, Exit 266                      |X|  |_|  |_|

CO  Fountain                  Tomahawk Truck Stop                 I-25 Exit 128                                   |_|  |_|  |X|

CO  Limon              Rip    Rip Griffin's Truck/Travel          I-70 Exit 359 (US 24)                           |X|  |_|  |_|

CO  Loveland                  Johnson's Corner Truck Stop         I-25 Exit 254                                   |X|  |_|  |_|

CO  Pueblo                    Pinon Truck Stop                    I-25, Exit 110                                  |_|  |X|  |_|

CO  Trinidad                  Trinidad Fuel Stop                  I-25, Exit 110                                  |_|  |X|  |_|

CO  Watkins                   Tomahawk Truck Stop                 I-70 Exit 295 (12 Mi E of Denver)               |_|  |_|  |X|

CT  Branford                  New Haven 95 East Truck Stop        I-95 Exit 58 at Leetes Island                   |X|  |_|  |X|

CT  Milldale                  American Eagle Auto/Truck           Exit 28, Hwy 322                                |X|  |_|  |_|

CT  New Haven          Natnl  New Haven 95 East Truckstop         CT Exit 56 on I-95, Leekes Island Rd., M.M. #5  |X|  |_|  |_|

CT  Southington        Natnl  American Eagle 76 Auto/Truck Plaza  I-84 and Route 322, Exit 28                     |X|  |_|  |_|

DE  New Castle                Delaware Truck Plaza                US 13-40 NB (at split)                          |_|  |X|  |_|

STATE  TRUCKSTOP        GROUP         COMPANY NAME                  DIRECTIONS                 AMBEST  NATSN     PTP
--------------------------------------------------------------------------------------------------------------------
FL  Fort Pierce     Pilot      Pilot Travel Center                I-95, Exit 65                  |_|    |_|      |_|

FL  Ft. Myers                  Fort Meyers Travel Plaza           I-75, Exit 24                  |_|    |_|      |_|

FL  Jacksonville               Gate Petroleum Co. #1193           I-295 Loop Exit 9A             |_|    |_|      |X|

FL  Jacksonville               Gate Petroleum Co. #1143           I-95 & Dunn Avenue             |_|    |_|      |X|

FL  Lake City                  L&G Auto & Truck Plaza             I-75 Exit 80 (US 41-441)       |X|    |_|      |X|

FL  Lloyd                      Capital City Truck & Travel Plaza  I-10 Exit 32 (FL 59)           |X|    |_|      |_|

FL  Marianna        Natnl      Marianna 76 Auto/Truckstop         I-10 Exit 21 (S.R. 71) MM#141  |_|    |_|      |_|

FL  Marianna        Pilot      Pilot Travel Center                I-10 Exit 21                   |_|    |_|      |_|

FL  Mossy Head                 Lucky 13 Truck and Auto Plaza      I-10 Exit 13                   |_|    |_|      |X|

FL  Ocala           Pilot      Pilot Travel Center                I-75 @SR 484,Ex 67             |_|    |_|      |_|

FL  Ocala           Speedway   Speedway                           I75 Exit 71                    |_|    |_|      |_|

FL  Ocala           Petro      Petro Stopping Center #23          I-75 Exit 72 (@ Hwy. 318)      |_|    |_|      |_|

FL  Tampa                      Tampa 301 Truckstop                I-4 Exit 301                   |_|    |_|      |X|

FL  Tampa                      New Cigar City T/S                 I-4 Exit 6 (US 92 W)           |X|    |_|      |_|

FL  Vero Beach      Natnl      Courtesy House Auto/Truck Plaza    I-95 Exit 68 (Hwy 60)          |_|    |_|      |_|

FL  Wildwood        Natnl      Wildwood Travel Center             I-75 & Route 44, Exit 66       |_|    |_|      |X|

GA  Atlanta         Petro      Petro Stopping Center #22          I-285 Exit 8 (Bankhead Hwy)    |_|    |_|      |_|

GA  Atlanta (East)  Pilot      Pilot Travel Center                I-285 Exit 37                  |_|    |_|      |_|

GA  Atlanta (West)  Pilot      Pilot Travel Center                I-285, Exit 11                 |_|    |_|      |_|

GA  Brunswick       Pilot      Pilot Travel Center                I-95, Exit 6                   |_|    |_|      |_|

GA  Carnesville     Petro-HSV  Petro Stopping Center              I-85 Exit 55                   |_|    |_|      |_|

STATE  TRUCKSTOP    GROUP             COMPANY NAME                         DIRECTIONS                     AMBEST NATSN PTP
--------------------------------------------------------------------------------------------------------------------------
GA  Cordele                   Georgia Travel Center                    I-75 Exit 31 (Wenona)                 |X|  |_|  |X|

GA  Cordele         Mapco     Mapco Express                            I75 Exit 33                           |_|  |_|  |_|

GA  Dalton          Pilot     Pilot Travel Center                      I-75,Connector 3,Exit 135             |_|  |_|  |_|

GA  Hogansville               Noble truckstop                                                                |_|  |X|  |_|

GA  Jackson         TCA-76    Atlanta South 76 Auto/Truck Plaza        I-75 Exit 66(Rt. 36)                  |_|  |_|  |_|

GA  Kingsland                 Cisco Travel Plaza                       I-95 Exit 2A                          |X|  |_|  |X|

GA  Madison         TCA-76    Madison 20 Truck Plaza                   I-20 & U.S. 441, Exit #51, M.M. #115  |_|  |_|  |_|

GA  Port Wentworth  Speedway  Speedway                                 I-95 Exit 19                          |_|  |_|  |_|

GA  Priceville      Mapco     Mapco Express                                                                  |_|  |_|  |_|

GA  Ringgold                  ChooChoo Truck Wash Plaza                I-75 at Exit 139                      |X|  |X|  |X|

GA  Rising Fawn     Mapco     Mapco Express                            I-59 Exit 1                           |_|  |_|  |_|

GA  Savannah        Natnl     Savannah 76 Truck Plaza                  I-95 Exit 14 (U.S. 17 So)             |_|  |_|  |_|

GA  Tallapoosa      Pilot     Pilot Travel Center                      I20, Exit 1                           |_|  |_|  |_|

GA  Tallapoosa                Noble Auto/Truck Plaza                   I-20 Exit 1 (GA 100)                  |_|  |X|  |_|

GA  Thomson                   Samuel's Ambest Truck Stop               I-20 Exit 60 (GA 150)                 |X|  |_|  |_|

GA  Villa Rica                Leathers Truck Stop                      I-20 Exit 6 (Liberty Rd)              |X|  |_|  |_|

IA  Clear Lake                Petrol Pumper #0069                      I-35 W Exit #194                      |X|  |_|  |_|

IA  Coralville                Hawk I Feed & Relay Station              I-80 Exit 242                         |_|  |_|  |X|

IA  Council Bluffs            Truckomat of Council Bluffs              I-80 & I-29 @ Exit 3                  |X|  |_|  |_|

IA  Council Bluffs            Council Bluff/Travel Centers of America  I-80 & I-29, Exit 3, 192 Lake Manawa  |X|  |_|  |_|

IA  Council Bluffs  Pilot     Pilot Travel Center                      I-80, I-29 & 24th St., Exit 1B        |_|  |_|  |_|

STATE  TRUCKSTOP        GROUP             COMPANY NAME                         DIRECTIONS             AMBEST NATSN PTP
----------------------------------------------------------------------------------------------------------------------
IA  Council Bluffs      SAP           Sapp Brothers Oasis                I-29-80 Exit 1 B (24th St)      |_|  |X|  |_|

IA  Des Moines          Pilot         Pilot Travel Center                I-35/80 Exit 126 (Douglas Ave)  |_|  |_|  |_|

IA  Des Moines/Altoona  Boss          Bosselman Travel Center            I-80 Exit 142 (US 65-69)        |X|  |_|  |_|

IA  Walcott             Pilot         Pilot Travel Center                I-80 & Co. R. Y40, Exit 284     |_|  |_|  |X|

IA  Walcott                           Iowa 80 Truck Stop                 Exit 284                        |X|  |_|  |_|

IA  Williams                          I-35 Truck Stop                    Exit 144                        |X|  |_|  |_|

ID  Downey                            Flags West Truck Stop              I-15, Exit 31                   |_|  |_|  |X|

ID  Eden                              Travelers Oasis T/P                I-84 Exit 182                   |X|  |_|  |X|

ID  Montpelier                        Ranch Hand Truck Stop, Inc.        Hwy 30 at Montpelier            |X|  |_|  |_|

ID  Mountain Home       Pilot         Pilot Travel Center                I-84,Exit 95 (Hwy. 20)          |_|  |_|  |_|

ID  Twin Falls          Petro-French  Petro:2 #82                        I-84 Exit 173 (US 93)           |_|  |_|  |_|

IL  Bloomington         Pilot         Pilot Travel Center                I-55, Exit 160A                 |_|  |_|  |_|

IL  East Saint Louis                  Gateway Midstate Truck Plaza       I-55-70 Exit 4 (IL 203 N)       |X|  |_|  |_|

IL  Effingham                         Bobber Auto/Truck Plaza            I-57-70 Exit 160 (IL 32-33)     |_|  |_|  |_|

IL  Effingham           T/A           Truckstops of America              I-57-70, Exit 160, SR 32 & 33   |_|  |X|  |_|

IL  Effingham           Petro         Petro Stopping Center #21          I-57-70 Exit 159                |_|  |_|  |_|

IL  Hampshire                         Arrowhead Shell Oasis              I-90 Exit 36-1/2 (US 20)        |X|  |X|  |_|

IL  Marion                            Marion Truck Plaza                 I-57 Exit 54 B (IL 13)          |_|  |X|  |_|

IL  McLean                            Dixie Truckers Home                I-55 Exit 145 (US 136)          |X|  |_|  |X|

IL  Mendota                           Gromann's I-39 Auto/Truck Plaza    I-39 & IL Rt. 34, Exit 72 West  |_|  |X|  |_|

IL  Monee                             Windy City South Auto/Truck Plaza  I-57 & Monee Road M.M. #335     |_|  |_|  |_|

STATE  TRUCKSTO     GROUP            COMPANY NAME                          DIRECTIONS                              AMBEST NATSN PTP
-----------------------------------------------------------------------------------------------------------------------------------
IL  Morris                        Romines Standard Truck/Car Plaza     I-80 Exit 112 B (IL 47)                        |X|  |_|  |_|

IL  Peru            SAP           Sapp Brothers - Illinois             I-80 Exit 73 (Plank St)                        |_|  |X|  |_|

IL  Peru/Lasalle                  Jack's La Salle/Peru Auto/Truckstop  I-80, Exit 75 (US51)                           |_|  |_|  |X|

IL  Rochelle        Petro-French  Petro Stopping Center #59            I-39 Exit 99 (38)                              |_|  |_|  |_|

IL  South Holland                 Truckomat                            I-94 159th St. @ Exit 73B                      |X|  |_|  |_|

IL  Troy            Pilot         Pilot Travel Center                  I-55 & I70, Exit 18                            |_|  |_|  |_|

IL  Troy                          St. Louis East Truck Plaza           I-55 & I-70 Exit 18 (St. Rt. 162)              |_|  |_|  |_|

IL  Tuscola                       Dixie Truckers Home                  I-57 Exit 212 (US 36)                          |X|  |_|  |X|

IL  Tuscola         Pilot         Pilot Travel Center                  US36 & 1-57, Exit 212                          |_|  |_|  |_|

IL  Woodhull                      Woodhull Plaza                       I-74 & SR 17 @ Exit 32                         |X|  |_|  |_|

IN  Angola          Natnl-French  Angola 76 Traveler's Mall            I-69 & Baker Rd. 1/2 Mi N of IN Toll Rd, M.M.  |_|  |_|  |_|
                                                                       #144 on i-80, M.M. #157-I-69

IN  Brazil                        Brazil 70 Ambest T/S                 I-70 Exit 23 (IN 59)                           |X|  |_|  |_|

IN  Cambridge City                Stop One Truck Plaza                 I-70 Exit 137 (IN 1 SW                         |_|  |_|  |X|

IN  Cloverdale                    Cloverdale Travel Plaza              I-70 & hwy 231, Exit 41                        |_|  |_|  |X|

IN  Dale                          231 Ambest Plaza                     I-64 Exit 57 (US 231)                          |X|  |_|  |_|

IN  Daleville                     Daleville '76 ATP                    I-69 Exit 34 (IN 67 W)                         |X|  |_|  |_|

IN  Dyer            Speedway      Speedway                             Hwy 30, Hwy 41                                 |_|  |_|  |_|

IN  Evansville      Pilot         Pilot Travel Center                  I64, Exit 25B                                  |_|  |_|  |_|

IN  Fort Wayne                    Fort Wayne Truck Plaza               I-69 Exit 109-A (US 30-33-24)                  |_|  |_|  |_|

IN  Fortville       Pilot         Pilot Travel Center                  I-69, Ex. 14                                   |_|  |_|  |_|

IN  Fremont                       Angola 76 Travelers Mall             Exit 144 off I-80 North on I-69                |_|  |_|  |X|

STATE  TRUCKSTOP        GROUP               COMPANY NAME                       DIRECTIONS                  AMBEST NATSN PTP
---------------------------------------------------------------------------------------------------------------------------
IN  Fremont            Speedway        Speedway                         I-69 Exit 157                         |_|  |_|  |_|

IN  Gary               Pilot           Pilot Travel Center              I-80/94 & Burr St., Exit 6            |_|  |_|  |_|

IN  Gary                               Steel City Truck Plaza           I-80-94 Exit 9 A (Grant St S)         |X|  |_|  |_|

IN  Gaston                             I-69 Truck Plaza                 I-69 Exit 45 (IN 28)                  |_|  |X|  |_|

IN  Greenfield         Pilot           Pilot Travel Center              I-70 Exit 96                          |_|  |_|  |_|

IN  Grovertown                         Grovertown Truckstop             US 30 MM 56 (1/2 mi E of IN 23)       |X|  |_|  |X|

IN  Haubstadt                          Haubstadt 41 Travel Plaza        Jct. US 41 & Hwy 68                   |X|  |_|  |X|

IN  Haubstadt                          Lakeview Truck Plaza             I-64 Exit 25 B (1 mi N on US 41)      |X|  |_|  |_|

IN  Indianapolis       Pilot           Pilot Fuel Center #318           I-465 & SR 37, Ex 4                   |_|  |_|  |_|

IN  Knightstown                        Gas America #43                  I-70 @ Exit 115, Hwy 109              |X|  |_|  |_|

IN  Lake Station       Petro-Welsh     Petro Stopping Center #55        I-80-94 Exit 15 B (In 51 - Ripley N)  |_|  |_|  |_|

IN  Lake Station       TPort           Travelport                       I-80-94 Exit 15 B                     |_|  |_|  |X|

IN  Leavenworth                        Country Style Plaza-Leavenworth  I-64, Exit 92                         |_|  |_|  |X|

IN  Leavenworth                        Kiel Bros. Stop 92               I-64 & S.R. 66, Exit 92               |_|  |_|  |_|

IN  Lowell             Petro-Wel       Crossroads Plaza                 I-65 Exit 240 (Rte. 2)                |_|  |_|  |_|

IN  Memphis                            Country Style Travel Plaza       I-65 Exit 16                          |_|  |_|  |X|

IN  Memphis            Davis           Davis Brothers Travel Plaza      I-65 Exit 16                          |X|  |_|  |_|

IN  New Lisbon-KFC     Natnl           New Lisbon Auto/Truck Plaza      I-70 & Wilbur Wright Road, Exit 131   |_|  |X|  |_|

IN  New Paris (IN/OH)  Petro-B Beacon  Petro Stopping Center #57        I-70 Exit 156 B (US 40)               |_|  |_|  |_|

IN  Porter                             Steel City Express               I-94 @ Exit 22-B                      |X|  |_|  |_|

IN  Porter             TPort           Travelport Truck Plaza           I-94 Exit 22 B (US 20 E)              |_|  |_|  |X|

STATE  TRUCKSTOP        GROUP         COMPANY NAME                             DIRECTIONS                          AMBEST NATSN PTP
-----------------------------------------------------------------------------------------------------------------------------------
IN  Remington      Natnl           Hoosier Heartland/Travel Center      I-65 & U.S. 24, M.M. #201                     |_|  |X|  |_|

IN  Rensselaer                     Grandma's Travel Center              I-65 & State Route 114, Exit 215              |_|  |_|  |X|

IN  Rileysburg     Pilot           Pilot Travel Center                  I-74, Exit 4 SR 63                            |_|  |_|  |_|

IN  Ross Point     Natnl           Hoosier Heartland/Ross Point Travel  I-74 New Point Interchange, M.M. #143         |_|  |X|  |_|

IN  Sellersburg    Davis           Hamburg Service Center               I-65 Exit 7 (IN 60)                           |_|  |_|  |_|

IN  Terre Haute    Pilot           Pilot Travel Center                  I-70 & SR46, Exit 11                          |_|  |_|  |_|

IN  Whiteland      Kiel            Kiel Brothers Oil Stop #95           I-65 Exit 95                                  |_|  |_|  |_|

IN  Whiteland      Pilot           Pilot Travel Center                  I-65 & Whiteland Rd., Exit 95                 |_|  |_|  |_|

IN  Whiteland      Speedway        Speedway                             I65,Exit 95                                   |_|  |_|  |_|

IN  Whitestown     Natnl           Indy 500 Truck Plaza                 I-65 & S.R. 334 (Whitestown-Zionsville Exit)  |_|  |X|  |_|

KS  Newton                         Newell Truck Plaza                   I-135 Exit 31 (US 50 & KS 15)                 |X|  |_|  |_|

KS  Oakley                         Mitten Truck Stop                    I-70 Exit 76 (US 40)                          |_|  |X|  |_|

KS  Salina         Petro-B Beacon  Petro: 2 #81                         I-70 Exit 252                                 |_|  |_|  |_|

KS  Salina                         Salina West Truck Center             I-135 Exit 92 (Crawford St)                   |_|  |X|  |_|

KS  Salina         Boss            Bosselman Travel Center              I-70 Exit 252 (9th St)                        |X|  |_|  |_|

KS  Topeka                         Topeka Travel Plaza                  I-79 Exit 356/I-470 Exit 1                    |_|  |X|  |_|

KS  Wakeeney                       Wakeeney Travel Plaza                I-70 & Hwy 283                                |_|  |_|  |X|

KY  Brooks         Pilot           Pilot Travel Center                  I-65, Ex 121                                  |_|  |_|  |_|

KY  Corbin         Pilot           Pilot Travel Center                  I-75 @ US 25 E, Exit 29                       |_|  |_|  |_|

KY  Elizabethtown  Petro           Big "T"Truck Stop                    I-65 - 31 W., Exit 91                         |_|  |_|  |_|

KY  Franklin       Mapco           Mapco Express                                                                      |_|  |_|  |_|

STATE  TRUCKSTOP             GROUP                 COMPANY NAME                       DIRECTIONS         AMBEST     NATSN     PTP
-----------------------------------------------------------------------------------------------------------------------------------
KY  Georgetown               Pilot            Pilot Travel Center              I-75 Exit 129               |_|       |_|      |_|

KY  Georgetown               Speedway         Speedway                         I-75 Exit 129               |_|       |_|      |_|

KY  Glendale                                  Country Style Plaza-Glendale     I-65, Exit 86               |_|       |_|      |X|

KY  Grayson                  Pilot            Pilot Travel Center              I-64 & KY7, Exit 172        |_|       |_|      |_|

KY  Henderson                                 Henderson Auto/Truck Plaza       2214 Hwy 41 N.              |X|       |_|      |_|

KY  Horse cave                                Drivers Travelmart #400                                      |_|       |X|      |_|

KY  Lebanon Junction         Davis            Davis Brothers Travel Plaza      I-65 Exit 105 (KY 61)       |_|       |_|      |_|

KY  London                                    Curry Petrol Auto Truck Center   I-75 @ Exit 41              |X|       |_|      |_|

KY  London                                    Expressway Shell                 I-75 @ Exit 38, Hwy 192     |X|       |_|      |_|

KY  Mortons Gap                               Madisonville Auto/Truck Plaza    Pennyrile Pky @ Exit 37     |X|       |_|      |_|

KY  Oak Grove                Pilot            Pilot Travel Center              I-24 & US 41-A, Ex 86       |_|       |_|      |_|

KY  Olive Hill                                Olive Hill Happy Mart            I-64 Exit 161 (US 60 E)     |X|       |_|      |_|

KY  Paducah                                   Southern Pride Auto/Truck Plaza  I-24 Exit 16 (Hwy 68)       |X|       |_|      |X|

KY  Paduucah                 Pilot            Pilot Travel Center              I-24, Exit 3                |_|       |_|      |_|

KY  Pendleton                Pilot            Pilot Travel Center              I-71 Hwy 153, Exit 28       |_|       |_|      |_|

KY  Pendleton                Davis            Pendleton 76 Auto/Truck Stop     I-71 Exit 28 (KY 153)       |X|       |_|      |_|

KY  Richwood 1/Walton        Pilot            Pilot Travel Center              I-75, Exit 175              |_|       |_|      |_|

KY  Richwood 2               Pilot            Pilot Travel Center              I-75, & KY338, Exit 175     |_|       |_|      |_|

KY  Simpsonville             Pilot            Pilot Travel Center              I-64, Exit 28               |_|       |_|      |_|

KY  Sonora                   Davis            Sonora Davis Brothers Truckstop  I-65 Exit 81 (KY 84)        |X|       |_|      |_|

KY  Waddy                                     Waddy 76 Truck Plaza             I-64 Exit 43 (KY 395)       |X|       |_|      |X|

STATE  TRUCKSTOP  GROUP                COMPANY NAME                     DIRECTIONS                   AMBEST NATSN PTP
---------------------------------------------------------------------------------------------------------------------

KY  Williamsburg  Mapco         Mapco Express                                                           |_|  |_|  |_|

LA  Egan                        Manuel's I-10 Truck Stop           I-10 & LA 9, Exit 76                 |_|  |X|  |_|

LA  Greenwood                   Kelly's Truck Terminal Inc.        I-20 West, 79 & 80 Exit              |X|  |_|  |X|

LA  Hammond       Petro         Petro Stopping Centre #10          I-12 Exit 40 @ Hwy. 51               |_|  |_|  |_|

LA  Hammond       Pilot         Pilot Fuel Center #300             I-12 Hwy 51, Exit 40                 |_|  |_|  |_|

LA  New Orleans                 New Orleans Truck & Travel Center  I-510, Old Gantilly Road             |_|  |_|  |X|

LA  Rayville      Pilot         Pilot Travel Center                I-20 & SR 137, Exit 138              |_|  |_|  |_|

LA  Shreveport    Natnl-Franch  Kelly's Truck Terminal             I-20 & Rt 79 Exit 5                  |_|  |_|  |_|

LA  Shreveport    Petro         Petro Stopping Center              I-20 Exit 8 (Industrial Loop)        |_|  |_|  |_|

LA  Slidell       Natnl         Slidell Travel Center Natl. 76     I-10 Exit 266 (US 190E,Gause Blvd.)  |_|  |_|  |_|

MA  Chicopee                    Pride Traavel center               I-90/Mass Pike at Exit 6, I-291      |X|  |_|  |_|

MA  Shrewsbury                  Flynn's Truck Stop                 US 20 & MA 140                       |_|  |X|  |_|

MD  Baltimore                   Travelport Truck Plaza             I-95 Exit 57                         |X|  |_|  |X|

MD  Elkton        Petro-HSV     Petro Stopping Center              I-95 Exit 109 A                      |_|  |_|  |_|

MD  Frederick                   Frederick I-70 Truck City          I-70 Exit 54 (MD 85 & 355)           |_|  |_|  |X|

MD  Millersville                New transit truckstop              I-97 Exit 10                         |_|  |X|  |_|

MD  Perryville    Pilot         Pilot Travel Center                I-95 @ SR 222, Ex 93                 |_|  |_|  |_|

MD  Queenstown                  Diesel truckstop                                                        |_|  |X|  |_|

ME  Fairfield                   Truckers International             I-95 Exit 35 (ME 139                 |_|  |X|  |_|

ME  Kittery                     Howell's Auto Truck Stop           I-95 Exit 2 US-1                     |X|  |_|  |_|

MI  Battle Creek                Te-Khi Truck/Auto Plaza            I-94 Exit 104 (11 Mile Rd)           |X|  |_|  |X|

STATE  TRUCKSTOP     GROUP            COMPANY NAME                      DIRECTIONS                         AMBEST NATSN PTP
---------------------------------------------------------------------------------------------------------------------------
MI  Benton Harbor    Petro-Welsh  Petro Stopping Center            I-94 Exit 30                               |_|  |_|  |_|

MI  Bridgeport       Smithton     Alpine Auto Truck Plaza, Inc.    I-75, Brudgeport Exit, MM144               |_|  |_|  |_|

MI  Dexter           Pilot        Pilot Travel Center              I-94 & Baker Road                          |_|  |_|  |_|

MI  Hartland                      Oasis Truck Stop                 US 23 Exit 67 (MI 59)                      |_|  |X|  |_|

MI  Lansing/Diamon.               Windmill Truckstop               U.S. 27, I-69 & I-96 6 Mi S/W Lansing 98A  |X|  |_|  |_|

MI  Monroe           Pilot        Pilot Travel Center              I-75 @ Nadeau Rd, Ex 18                    |_|  |_|  |_|

MI  Tekonsha                      Tekon Travel Plaza               I-69, MI 60 & Old US 27                    |_|  |_|  |X|

MN  Albert Lea                    Trails Truck & Travel Plaza      I-35 Exit 11 NB/12 SB (65 E & 16)          |_|  |X|  |_|

MN  Alden                         Petrol Pumper #0073              I-90 MM 146                                |X|  |_|  |_|

MN  Clearwater                    Clearwater Travel Plaza          I-94 Exit 178 (CR 24)                      |_|  |X|  |_|

MN  Dakota                        Trucker's Inn Dakota             I-90 & Country Rd 12., Exit 266            |_|  |_|  |X|

MN  Ellendale                     Trucker's Inn Ellendale          I-35 & Hwy 30, Exit 26                     |_|  |_|  |X|

MN  Fairbault                     Trucker's Inn Fairbault          I-35 & Hwy 21, Exit 59                     |_|  |_|  |X|

MN  Glyndon                       Trucker's Inn Glyndon            I-94 & Country Rd 11, Exit 6               |_|  |_|  |X|

MN  Hasty                         Petrol Pumper #0066              Jctn 194 @ Exit #183                       |X|  |_|  |_|

MN  Owatonna                      Petrol Pumper #0065              I-35 @ Exit 42, Hwy 14W                    |X|  |_|  |_|

MN  Rochester                     Petrol Pumper #0061              4100 Hwy 63 S. @ Hwy 52                    |X|  |_|  |_|

MN  Rogers           Natnl        Twin City West Auto/Truck Plaza  I-94 & Hwy 101, M.M. #207                  |X|  |_|  |_|

MN  S. Minneapolis                Petrol Pumper #0079              US Hwy 52                                  |X|  |_|  |_|

MN  Saint Paul                    Metro Truck Plaza                I-494 Exit 64A (Hwy 56 N)                  |_|  |X|  |_|

MN  Sauk Centre                   Trucker's Inn                    I-94 Exit 127 (US 71)                      |_|  |_|  |X|

STATE  TRUCKSTOP     GROUP         COMPANY NAME                             DIRECTIONS                           AMBEST NATSN PTP
----------------------------------------------------------------------------------------------------------------------------------
MN  Stewartville                   Trucker's Inn Stewartville           I-90 & US 63, Exit 209                       |_|  |_|  |X|

MO  Boonville                      Bobber Auto Truck Plaza              I-70 & Hwy B, Exit 103                       |_|  |X|  |_|

MO  Charleston       Pilot         Pilot Travel Center                  I-57, Ex 10                                  |_|  |_|  |_|

MO  Columbia                       Midway Auto/Truck Plaza              I-70 Exit 121 (US 40)                        |_|  |_|  |X|

MO  Cuba                           Voss Truck Port                      I-44 Exit 208 (MO 19)                        |_|  |_|  |X|

MO  Grain Valley     Pilot         Pilot Travel Center                  I-70, Exit 24                                |_|  |_|  |_|

MO  Hayti                          Double Nickel Fuel center            I-55 Exit 19                                 |_|  |X|  |_|

MO  Joplin           Petro-Franch  Petro Stopping Center #54            I-44 & Highway 43 (Exit 4)                   |_|  |_|  |_|

MO  Joplin           Pilot         Pilot Travel Center                  I-44 & MO 435, Exit 4                        |_|  |_|  |_|

MO  Kearney                        Kearney Truck Plaza                  I-35 & I-27 @ Hwy 92                         |X|  |_|  |_|

MO  Kingdom City     Petro         Petro Stopping Center # 18           I-70 Exit 148 (US 54)                        |_|  |_|  |_|

MO  Lebanon                        B&D Auto/Truck Plaza                 I-44 Exit 127 (US 66 W)                      |X|  |_|  |_|

MO  Marston          Pilot         Pilot Travel Center                  I-55 & St. Jude Road, Exit 40                |_|  |_|  |_|

MO  Oak Grove        Natnl         Travel Centers of America/Oak Grove  I-70 & Rte H., Exit 28                       |_|  |_|  |_|

MO  Oak Grove                      Oak Grove Ambest T/S                 I-70 Exit 28                                 |X|  |_|  |_|

MO  Pevely                         I-55 motor Plaza                     I-55 Exit 180                                |_|  |X|  |_|

MO  Rock Port                      Rock Port Truck Plaza                I-29 Exit 110 (US 136 W)                     |_|  |X|  |_|

MO  Saint Genevieve                J&N Truck Stop                       I-55 Exit 143 (CR M&N)                       |X|  |_|  |_|

MO  Strafford        Natnl         Travel Centers of America/Stafford   I-44 & Rt. 125, Strafford Exit 88, M.M. #89  |X|  |_|  |_|

MO  Sullivan                       Bobber Travel Center                 I-44 Exit 225 (MO 185 N)                     |X|  |_|  |_|

MO  Williamsburg                   MOCI Travel Plaza                                                                 |_|  |X|  |_|

STATE  TRUCKSTOP     GROUP             COMPANY NAME                        DIRECTIONS                             AMBEST NATSN PTP
-----------------------------------------------------------------------------------------------------------------------------------
MO  Escalawpa                     JJ's 63 Truck Stop                  I-10 Exit 69 (MS 63)                            |_| |X|  |_|

MS  Hickory Flat                  Christy's Travel Plaza                                                              |_| |X|  |_|

MS  Jackson         Pilot         Pilot Travel Center                 I-20 & US 49, Ex 47                             |_| |_|  |_|

MS  McComb                        Fernwood Truck Stop                 I-55 @ Exit 13                                  |X| |_|  |X|

MS  Vaiden                        35-55 Truck Plaza                   I-55 Exit 174 (MS 35)                           |X| |_|  |X|

MT  Belgrade                      Blair's Truck Stop                  I-90, Exit 298 (MT 85)                          |_| |X|  |_|

MT  Hardin                        Blair's Truck Stop                  I-90 & MT Exit 495                              |_| |X|  |_|

MT  Helena                        High Country Travel Plaza                                                           |_| |X|  |_|

MT  Laurel                        Pelican Truck Plaza                 I-90, Exit 437                                  |_| |X|  |_|

MT  Missoula                      Muralt's Truck Plaza                I-90 Exit 96 (US 93)                            |X| |_|  |_|

MT  Missoula                      Crossroads Truck Center             I-90 Exit 96 (US 93)                            |_| |X|  |_|

NC  Candler         TPort         Travelport                          I-40 Exit 37                                    |_| |_|  |X|

NC  Charlotte       Pilot         Pilot Travel Center                 I-85/77, Ex 39                                  |_| |_|  |_|

NC  Dunn                          Robin Hood Truck Plaza Ltd.         I-95 at Exit 77, Hodges Chapel Rd.              |X| |_|  |_|

NC  Halifax                       Travel Centers of America/Lakewood  I-95 & Cnty Rd 903, Halifax                     |_| |_|  |X|
                                                                      Interchange, Ex 168

NC  Henderson                     Chex Truck Stop                     I-85 Exit 220 (Fleming Rd)                      |_| |X|  |_|

NC  Kenly           T/A           Truckstops of America               I-95 Exit 106                                   |_| |_|  |_|

NC  Kenly                         Big Boys Truck Stop                 I-95 Exit 105 (Bagley Rd)                       |_| |X|  |_|

NC  Kings Mountain                Kings Mountain Truck Plaza          I-85 Exit 5 (Dixon School Rd)                   |X| |_|  |X|

NC  Mebane          Speedway      Speedway                            I-40/85 exit 152                                |_| |_|  |_|

NC  Mocksville      Natnl-Franch  Horn's 76 Auto/Truckstop            I-40 & U.S. 601, Mocksville, Exit #170,         |X| |_|  |_|
                                                                      M.M. 170

STATE  TRUCKSTOP  GROUP             COMPANY NAME                             DIRECTIONS          AMBEST NATSN PTP
-----------------------------------------------------------------------------------------------------------------
NC  Mount Airy                  Brintle Enterprises                 I-77 Exit 100 (NC 89)           |_|  |X|  |_|

NC  Statesville                 Homers Truck Plaza                  I-40 Exit 146 (Stamey Farm Rd)  |_|  |X|  |_|

NC  Waynesville   Pilot         Pilot Travel Center                 I-40, Exit 24, Hwy 209          |_|  |_|  |_|

ND  Dickinson                   Tiger Discount T/S                  I-94 Exit 64 (US 10 E)          |_|  |X|  |_|

ND  Fargo         Petro-Franch  Petro Stopping Center               I-94 (Exit 348)                 |_|  |_|  |_|

ND  Fargo                       Stamart Truck Center #14            2903 Main Ave. I-29, Exit 65    |_|  |X|  |_|

ND  Fargo                       Stamart Travel Center               I-29 & 13 Ave. So., Exit 64     |_|  |X|  |_|

ND  Grand Forks                 Bix Sioux Truck Stop                I-29 Exit 141 (US 2 W)          |_|  |X|  |_|

ND  North Canton                77 Gullivers Travel Plaza                                           |_|  |X|  |_|

NE  Big Springs   Boss          Bosselman Travel Center             I-80 Exit 107 (Big Springs Rd)  |X|  |_|  |_|

NE  Columbus      SAP           Sapp Bros Columbus                  Hwy 30                          |_|  |_|  |_|

NE  Elm Creek     Boss          Bosselman F/S                       I-80 Exit 257 (US 183)          |X|  |_|  |_|

NE  Fremont       SAP           Sapp Bros Truckstop                 Hwy 77                          |_|  |_|  |_|

NE  Grand Island  Boss          Bosselman Travel Center             I-80 at Exit 312, US 281        |X|  |_|  |_|

NE  Hershey                     Tomahawk Truck Stops-Hershey        I-80, Exit 164                  |_|  |_|  |_|

NE  Lincoln                     Shoemaker's Truck Station           I-80 & Hwy. 283                 |_|  |_|  |_|

NE  Odessa        SAP           Sapp Bros Landmark                  I-80 Exit 263 (Odessa Rd)       |_|  |X|  |_|

NE  Ogallala      SAP           Travel Centers of America/Ogallala  I-80 & US Hwy 26, Exit 26       |_|  |_|  |_|

NE  Ogallala      TCA-76        Ogallala Unocal 76 A/T Plaza        I-80 & Rt. 61, M.M. #126        |_|  |X|  |_|

NE  Omaha         SAP           Sapp Bros Plaza                     I-80 Exit 440 (NE 50)           |_|  |X|  |_|

NE  Sidney        SAP           Sapp Bros Sidney                    I-80                            |_|  |X|  |_|

STATE  TRUCKSTOP   GROUP                COMPANY NAME                             DIRECTIONS               AMBEST NATSN PTP
--------------------------------------------------------------------------------------------------------------------------
NE  Wood River      Boss            Bosselman's Fuel Stop                  I-80 at Exit 300, Hwy 11          |X|  |_|  |_|

NE  York            Petro-B Beacon  Petro Stopping Center                  I-80, Exit 353                    |_|  |_|  |_|

NE  York            SAP             Sapp Bros. York                        I-80 & Hwy 81                     |_|  |X|  |_|

NH  Greenland                       Exit 3 Truck Services                  I-95 Exit 3 NB/3A SB (NH 101)     |_|  |_|  |X|

NH  Greenland       TPort           Travelport                             I-95 Exit 3                       |_|  |_|  |_|

NJ  Bloomsbury      TCA-76          Travel Centers of America/Bloomsbury   I-78 & S.T. 173, Exit 7, M.M. #7  |X|  |_|  |_|

NJ  Bloomsbury      Pilot           Pilot Travel Center                    I-78 @ SR 173, Ex 7               |_|  |_|  |_|

NJ  Bordentown      Petro-Bordent.  Bordentown Junction Truck Stop         I-295 Exit 56 (NJTP Exit 7)       |_|  |_|  |_|

NJ  Bordentown      Pilot           Pilot Travel Centers #382              I-195 Exit 56/57A                 |_|  |_|  |_|

NJ  Carney's Point                  Fogg's Truck Plaza                     I-295 @ Exit 2C, NJ Tpke          |X|  |_|  |_|

NJ  Carney's Point  Pilot           Pilot Travel Center                    I-295, Exit 2B                    |_|  |_|  |_|

NJ  Clinton                         Johnny's Truck Stop                    I-78 Exit 12                      |_|  |X|  |X|

NJ  Mahwah          TPort           Travelport                             I-87 Exit 15, I287, rt 17S        |_|  |_|  |X|

NJ  Paulsboro       TPort           Travelport Truck Plaza                 I-295 Exit 18A                    |_|  |_|  |_|

NJ  Paulsboro                       I-295 Travelers Plaza                  I-295 & Mt. Royal Exit, M.M. #18  |_|  |_|  |X|

NM  Albuquerque     Natnl           Albuquerque Travel Centers of America  I-40 & I-25 Exit 227A             |_|  |_|  |_|

NM  Clovis                          Cook's Truck Center                    US 60-70-84 E                     |_|  |X|  |_|

NM  Gallup                          Baggett's Gallup 76                    I-40 Exit #16, Hwy 66             |_|  |_|  |X|

NM  Gallup                          Giant Travel Plaza                     I-40 Exit 39                      |_|  |_|  |_|

NM  Las Cruces      Pilot           Pilot Travel Center                    I-10 @ SR 292, Exit 139           |_|  |_|  |_|

NM  Milan           Petro           Petro Stopping Center                  I-40 Exit 79 (Horizon Blvd)       |_|  |_|  |_|

STATE  TRUCKSTOP     GROUP         COMPANY NAME                    DIRECTIONS                 AMBEST NATSN PTP
--------------------------------------------------------------------------------------------------------------
NM  Moriarty                Ted's Truck Center               I-40 Exit 197 (Loop P)              |_|  |X|  |_|

NM  Moriarty         Rip    Rip Griffin Truck/Travel Center  I-40 Exit 194 (Central Ave)         |X|  |_|  |_|

NM  Roswell                 Price's Ambest Truck Stop        5500 US 70-285 N                    |X|  |_|  |X|

NM  San Jon                 Drivers Travelmart #408          I-40 Exit 356 (NM 469)              |_|  |X|  |_|

NM  Tucumcari               Tucumcari Truck Terminal         I-40 Exit 329                       |_|  |_|  |X|

NM  Vado             Natnl  National Truck Stop              I-10 Exit 155                       |_|  |_|  |_|

NV  Battle Mountain         Colt Service Center Ambest       I-80 Exit 229/233                   |X|  |_|  |_|

NV  Carlin           Pilot  Pilot Travel Center              I-95, Exit 6                        |_|  |_|  |_|

NV  Fernley                 Truck Inn                        I-80, Exit 48                       |_|  |X|  |_|

NV  Fernley          Pilot  Pilot Travel Center              I-80 Exit 46, US95                  |_|  |_|  |_|

NV  Las Vegas               King 8 Truck Plaza               I-15 Exit 37 (W Tropicana Ave)      |_|  |_|  |X|

NV  Las Vegas        Pilot  Pilot Travel Center              Craig Rd & Mitchell St. I-15        |_|  |_|  |_|

NV  N. Las Vegas            Magic Wand Truck Stop            I-15, Exit 46, 1/4 mi. NW           |_|  |X|  |_|

NV  Sparks                  Alamo Travel Center              I-80 Exit 20/21 East Greg St        |X|  |_|  |X|

NV  Wells                   4-Way Truck Stop                 I-80 Exit 352 (US 93)               |_|  |_|  |X|

NY  Belmont          TPort  Travelport                                                           |_|  |_|  |X|

NY  Bergen                  Sugar Creen Travel Plaza #09     I-490 at Route 19 & 33              |X|  |_|  |_|

NY  Binghamton       TPort  Travelport                       I-81 Exit 2 N/B/Exit 3 S/B (US 11)  |_|  |_|  |X|

NY  Buffalo          Natnl  Buffalo I-90 East                I-90 Exit 48A & rout 77, M.M. #401  |X|  |_|  |_|

NY  Canaan                  Canaan Truck Stop                I-90 (NYTP) Exit B-3 (NY 22)        |X|  |_|  |_|

NY  Dansville        TPort  Travelport                       I-390 Exit 5 (Airport)              |_|  |_|  |X|

STATE  TRUCKSTOP        GROUP         COMPANY NAME                             DIRECTIONS                    AMBEST NATSN PTP
-----------------------------------------------------------------------------------------------------------------------------
NY  Fultonville         TPort  Travelport                        I-80 (NYTP Exit 28 (L on Riverside)            |_|  |_|  |X|

NY  Geneva                     Sugar Creek Travel Plaza #107     I-90 at Exit 42, Rt. 14                        |X|  |_|  |_|

NY  Henrietta                  Sugar Creek Travel Plaza #88      I-90 Exit 46/I-390 Exit 12 (NY 15)             |X|  |_|  |_|

NY  Kanona                     Sugar Creek #67                   I-390 Exit 37 (NY 17)                          |X|  |_|  |_|

NY  Maybrook            TPort  Travelport                        I-84 Exit 5 (Neelytown Rd)                     |_|  |_|  |X|

NY  Nichols                    Lounsberry Truck Stop             Route 17 at Exit 63                            |X|  |_|  |_|

NY  Pamelia(Watertown)         Sugar Creek Travel Plaza #90      I-81 Exit 48                                   |X|  |_|  |_|

NY  Randolph                   Sugar Creek Travel Plaza #066     NY 17 Exit 16 (Main St)                        |X|  |_|  |_|

NY  Syracuse            Pilot  Pilot Travel Center               I-81/90, Exit 25                               |_|  |_|  |_|

OH  Beaverdam                  Beaverdam Truck Plaza             I-75 Exit 135 (US 30 N)                        |_|  |_|  |X|

OH  Columbus/Hebron     Natnl  Ohio 70-37 Truckstop              I-70 & SR 37, 26 Mi E. of Columbus OH, mm 126  |_|  |_|  |_|

OH  Eaton               Pilot  Pilot Travel Center               I-70 @ SR 127, Ex 10                           |_|  |_|  |_|

OH  Findlay             Pilot  Pilot Travel Center               I-75, Ex. 164                                  |_|  |_|  |_|

OH  Girard/Youngstown   Petro  Petro Stopping Center #20         I-80 Exit 226 (Salt Spring Rd)                 |_|  |_|  |_|

OH  Hebron              Pilot  Pilot Travel Center               I-70 Exit 125 (Hwy 37)                         |_|  |_|  |_|

OH  Hebron                     Travel Centers of America/Hebron  I-70 at Exit 126 (SR37)                        |X|  |_|  |_|

OH  Hubbard                    Truck World                       I-80 Exit 234 (OH 7 & US 62)                   |_|  |_|  |X|

OH  Millbury/Toledo            Stony Ridge Travel Center         I-280 Exit 1B                                  |X|  |_|  |_|

OH  Monroe                     Stony Ridge Travel Center         I-70 Exit 29 (OH 63 E)                         |X|  |_|  |_|

OH  North Baltimore     Petro  Petro Stopping Center #25         I-75 & S.R. 18, Exit 167                       |_|  |_|  |_|

OH  Old Washington             Shenandoah Fuel Sales             I-79 Exit 186 (OH 285)                         |_|  |X|  |_|

STATE  TRUCKSTOP        GROUP         COMPANY NAME                             DIRECTIONS                 AMBEST NATSN PTP
--------------------------------------------------------------------------------------------------------------------------
OH   Perrysburg         Petro     Petro Stopping Center #17           I-280 Exit 1B/Exit 5 Ohio Turnpike     |_|  |_|  |_|

OH   Seville            Speedway  Speedway                            I-71, Exit 209                         |_|  |_|  |_|

OH   Seville            Natnl     Akron All American 76               I-71, I-76 & US 224, Exit 209 on I-71  |X|  |_|  |_|

OH   Stony Ridge                  Stony Ridge Inn Ltd                 I-280 Exit 1B                          |X|  |_|  |_|

OH   Sunbury            Speedway  Speedway                            I-71 exit 131                          |_|  |_|  |_|

OH   Youngstown         Pilot     Pilot Travel Center                 I-80 & Salt Spring Rd., Exit 226       |_|  |_|  |_|

OK   Big Cabin                    Big Cabin Truck Plaza               I-44 Exit 282 (US 69)                  |_|  |X|  |X|

OK   Caloosa/Tulsa                Bruce's Tulsa Truck Stop            I-44 Exit 238 (161st E Ave)            |X|  |_|  |_|

OK   Choctaw/Okla City            Texaco A/T Plaza Pro-Am IV          I-40 Exit 166 (Choctaw Rd E)           |X|  |_|  |_|

OK   Guyman                       New Trail Travel Center #103                                               |_|  |X|  |_|

OK   Oklahoma City                Texaco Auto/Truck Plaza IV          Exit 166, Choctaw                      |X|  |_|  |_|

OK   Oklahoma City                Drivers Travelmart #411             8402 NE Expressway, Exit 134           |_|  |X|  |_|

OK   Oklahoma City      Pilot     Pilot Travel Center                 I-40 & I-35 Exit 127                   |_|  |_|  |_|

OK   Oklahoma City                Texaco A/T Plaza Pro-Am 1           I-35-44 Exit 134 (Willshire NE)        |X|  |_|  |_|

OK   Oklahoma City      Petro     Petro Stopping Center # 16          I-40 & Martin Luther King Blvd.        |_|  |_|  |_|

OK   Sayre                        Simon's Truck Oasis #1              I-40 Exit 26 (Cemetery Rd)             |X|  |_|  |_|

OK   Tulsa                        Bruce's Tulsa Truck Stop            I-44 Exit 238                          |X|  |_|  |_|

ONT  Bowmanville                  Fuel Saver Corporation-Bowmanville  Hwy 401 & Waverly Rd. Ext 431          |X|  |_|  |_|

ONT  Cornwall                     Fuel Saver Corporation-Cornwall     Jct 401 & McConnell Avenue             |X|  |_|  |_|

ONT  Dorchester                   Fuel Saver Corporation-Dorchester   Jct 401 & Dorchester Rd. Ext 199       |X|  |_|  |_|

ONT  Grimsby                      Fuel Saver Corporation-Grimsby      QEW & Casablanca Blvd.,Ext 74          |X|  |_|  |_|


STATE  TRUCKSTOP     GROUP         COMPANY NAME                             DIRECTIONS               AMBEST NATSN PTP
---------------------------------------------------------------------------------------------------------------------
ONT  Milton                   Fuel Saver/Fifth Wheel-Milton     Hwy 401 & 25, Exit 320                  |X|  |_|  |X|

ONT  North Bay                Fifth Wheel/North Bay             Hwy 11S at pinewood Park Drv.           |X|  |_|  |_|

OR   Biggs Junction           Biggs Auto/TruckStop              I-84 & US 97, Exit 104                  |_|  |X|  |_|

OR   Medford         Petro    Petro Stopping Center             I-5 Exit 24                             |_|  |_|  |_|

OR   Pendleton                Arrohead Truck Plaza              I-84 Exit 216 (Mission)                 |X|  |_|  |_|

OR   Portland                 Jubitz Truck Stop                 I-5 Exit 307 E                          |X|  |_|  |_|

OR   Rice Hill       Pilot    Pilot Travel Center               I5, Exit 148                            |_|  |_|  |_|

OR   Stanfield       Pilot    Pilot Travel Center               I-84 & I-82, Exit 188                   |_|  |_|  |_|

OR   Yoncalala                Rice Hill Truck Plaza             I-5, Exit 148                           |_|  |X|  |_|

PA   Altonna/East             Freedom Junction A/T Plaza        US 220 & PA 36                          |X|  |_|  |_|

PA   Bartonsville    Natnl    Travel Centers of America/Pocono  I-80 & U.S. 611 - Exit 46 N. M.M. #302  |X|  |_|  |_|

PA   Beach Haven     TPort    Travelport                                                                |_|  |_|  |_|

PA   Bentlyville     Pilot    Pilot Travel Center               I-70, Exit 12-A                         |_|  |_|  |_|

PA   Bentlyville              American Truck Stop               I-70 Exit 12-B (PA 917)                 |X|  |_|  |_|

PA   Bethel                   Frystown All American             Exit 2                                  |X|  |_|  |_|

PA   Bloomsburg      TPort    Travelport Travel Plaza           I-80 Exit 34                            |_|  |_|  |X|

PA   Breezewood      Natnl    All American 76 Truck Plaza       I-70 Exit 12 (U.S. 30)                  |X|  |_|  |_|

PA   Carlisle        All Am.  Carlisle Texaco Truck Plaza       I-81 Exit 17 E (1 Mi N on US 11)        |X|  |_|  |_|

PA   Carlisle        Pilot    Pilot Travel Center               I81, PA Turnpike                        |_|  |_|  |_|

PA   Carlisle        All Am.  Soco Truck Plaza                  I-76 Exit 16 N/I-81 Exit 17 W           |X|  |_|  |_|

PA   Carlisle        All Am.  All American A/T Plaza            I-76 Exit 16 N/I-81 Exit 17 W           |X|  |X|  |_|


STATE  TRUCKSTOP         GROUP         COMPANY NAME                             DIRECTIONS        AMBEST NATSN PTP
------------------------------------------------------------------------------------------------------------------
PA  Carlisle                      Texaco Truck Plaza                                                 |X|  |_|  |_|

PA  Clearfield           SAP      Sapp Bros Clearfield            I-80 Exit 19                       |_|  |_|  |_|

PA  DuBois               Pilot    Pilot Travel Center             I-80 Exit 16, Hwy. 219             |_|  |_|  |_|

PA  Duncannon            All Am   Clarks Ferry All American       US 22-322 (1/l4 mi E of US 11-15)  |X|  |_|  |_|

PA  Erie                 Pilot    Pilot Travel Center             I-90 & SR 97, Ex 7                 |_|  |_|  |_|

PA  Fairview/Erie                 Green Shingle Svc & Restaurant  I-90 Exit 5 (PA 832 S)             |X|  |_|  |_|

PA  Frystown             All Am.  Gables Of Frystown                                                 |_|  |_|  |_|

PA  Frystown             All Am.  Frystown All American           I-78 Exit 2 (PA 645)               |X|  |_|  |_|

PA  Greencastle          TPort    Travelport                      I-81 Exit 3                        |_|  |_|  |X|

PA  Harbour Creek        TPort    Travelport                      I-90 Exit 19                       |_|  |_|  |X|

PA  Harrisburg           Pilot    Pilot Travel Center             I-81 & SR 39, Exit 27              |_|  |_|  |_|

PA  Hazelton             Pilot    Pilot Travel Center             I-80/ & SR 93, Exit 38             |_|  |_|  |_|

PA  Lake Ariel           TCA      Howe's 84 Auto-Truck Plaza                                         |X|  |_|  |_|

PA  Milesburg            TPort    Travelport                      I-80 Exit 23                       |_|  |_|  |X|

PA  Milton               All Am.  Milton All American A/T Plaza   I-80 Exit 32 (PA 254 N)            |X|  |_|  |_|

PA  Mount Morris                  BFS Truck/Auto Plaza            I-79 Exit 1                        |_|  |X|  |_|

PA  Phildelphia                   Walt Whitman Truck Stop, Inc.   I-95 Exit 15                       |_|  |_|  |X|

PA  Pine Grove           All Am.  Pine Grove All American         I-81 Exit 31 (PA 443)              |X|  |_|  |_|

PA  Reynoldsville                 Diamond J's Truck & Auto Stop   I-80 Exit 15 (1/4 mi W on PA 830)  |_|  |X|  |_|

PA  Sterling/Lake Ariel           Howe's 84 A/T Plaza             I-84 Exit 5 (PA 191)               |X|  |_|  |_|

PA  Strattanville        Natnl    Travel Centers of America       I-80 & Rt. 322, Exit 11, M.M. #70  |_|  |_|  |_|

STATE  TRUCKSTOP        GROUP         COMPANY NAME                             DIRECTIONS          AMBEST NATSN PTP
-------------------------------------------------------------------------------------------------------------------
PA  Warfordsburg                  Town Hill Auto Truck Plaza     I-70 Exit 31                         |_|  |X|  |_|

PA  West Springfield              Bartone's State Line Svc Ctr   I-90 Exit 1 (US 6 N)                 |_|  |X|  |_|

SC  Anderson                      Anderson Auto Truck Plaza      I-85 Exit 27 (SC 81)                 |X|  |_|  |_|

SC  Bowman             Speedway   Speedway                       I-26 Exit 159                        |_|  |_|  |_|

SC  Bowman             Petro      Bowman Texaco Truckstop        I-26 Exit 165 (SC 210)               |_|  |_|  |_|

SC  Camden             Pilot      Pilot Travel Center            I-20, 601 S., Ex 92                  |_|  |_|  |_|

SC  Columbia                      Columbia 20 Unocal A/T Center  I-20 Exit 71 (U.S. 21)               |_|  |_|  |X|

SC  Columbia(Cayce)    Pilot      Pilot Travel Center            I-26 & US 321                        |_|  |_|  |_|

SC  Duncan             Pilot      Pilot Travel Center            I-85 & SR 290, Ex 63                 |_|  |_|  |_|

SC  Fairplay                      Cherokee Run Auto Truck Stop   I-85, Exit 4, Routh 23               |_|  |X|  |X|

SC  Florence           Pilot      Pilot Travel Center            I-95 & US Hwy 52                     |_|  |_|  |_|

SC  Florence           Petro-HSV  Petro Stopping Center #58      I-95 Exit 169                        |_|  |_|  |_|

SC  Manning            Natnl      Jerry's Travel Center          I-95 & SC 261, Exit #119, M.M. #119  |X|  |_|  |X|

SC  Piedmont           Speedway   Speedway                       I-85 Exit 35                         |_|  |_|  |_|

SC  Waterloo                      Circle c                                                            |_|  |X|  |_|

SD  Mitchell                      I-90 Truck Haven               I-90 & SD 37, Exit 332               |_|  |X|  |_|

SD  Rapid City                    Windmill Truck Stop            I-90 Exit 55 (Deadwood Ave)          |_|  |X|  |_|

SD  Sioux Falls                   Frontier Village Truck Stop    I-90 Exit 399 (Hwy 77)               |X|  |_|  |X|

SD  Sioux Falls        Pilot      Pilot Travel Center            I-90 Exit 399                        |_|  |_|  |_|

TN  Concord/Knoxville  Petro      Petro Stopping Center #12      I-40-75 Exit 369 (Watt Rd)           |_|  |_|  |_|

TN  Cookeville         Pilot      Pilot Travel Center            I-40, Exit 287                       |_|  |_|  |_|

STATE  TRUCKSTOP      GROUP         COMPANY NAME                  DIRECTIONS              AMBEST NATSN PTP
----------------------------------------------------------------------------------------------------------
TN  Cookeville               Middle Tennessee A/T Plaza     I-40, Exit 288 (TN 111 S)        |_|  |_|  |X|

TN  Cornersville             The Tennessean Ambest T/S      I-65 Exit 22 (US 31 Alt)         |X|  |_|  |X|

TN  Dandridge                TR Auto/Truck Plaza            I-40 Exit 412 (Deep Springs Rd)  |_|  |X|  |_|

TN  Danridge                 417 Travel Center              I-40 at Exit 417 (TN92)          |X|  |_|  |_|

TN  Dickson           Mapco  Mapco Express                                                   |_|  |_|  |_|

TN  Elkton                   Shady lawn truckstop                                            |_|  |X|  |_|

TN  Hurricane Mills   Pilot  Pilot Travel Center            I-40 at Hwy 13, Exit 143         |_|  |_|  |_|

TN  Kingston Springs  Petro  Petro:2 #49                    I-40 Exit 188 (Luyben Hills Rd)  |_|  |_|  |_|

TN  Knoxville         Natnl  Knoxville Travel Center        I-40 & I-75, Exit 369            |_|  |_|  |_|

TN  Knoxville         Pilot  Pilot Travel Center            I-40, Exit 398                   |_|  |_|  |_|

TN  Knoxville         Pilot  Pilot Travel Center            I-40, Exit 374                   |_|  |_|  |_|

TN  Lebanon           Mapco  Mapco Express                                                   |_|  |_|  |_|

TN  Manchester               Jiffy T/A Plaza # 19           I-24 Exit 114 (US 41 S)          |_|  |X|  |_|

TN  Nashville         Natnl  Travel Center of America       I-24 Exit 62 (Old Hickory Blvd)  |X|  |_|  |X|

TN  Nashville         Pilot  Pilot Travel Center            I-65 & E. Trinity Ln., Ex 87 A   |_|  |_|  |_|

TN  Portland                 Jiffy Truck/Auto Plaza # 08    I-65 Exit 117 (TN 52 N)          |_|  |X|  |_|

TN  Stanton                  Exit 47 Plaza                  I-40 & St. 179, Exit 47          |_|  |X|  |X|

TN  White Pine               Pioneer Travel Center          I-81 Exit 4 (White Pine Rd)      |_|  |_|  |X|

TX  Amarillo                 Texaco A/T Plaza - Pro-Am III  I-40 Exit 77 (US 287)            |X|  |_|  |_|

TX  Amarillo          Pilot  Pilot Travel Center            I-40 Exit 77, Pullman Rd.        |_|  |_|  |_|

TX  Amarillo          Petro  Petro Stopping Center #7       I-40 Exit 75 (Lakeside Dr)       |_|  |_|  |_|


STATE  TRUCKSTOP    GROUP         COMPANY NAME                     DIRECTIONS           AMBEST  NATSN    PTP
-------------------------------------------------------------------------------------------------------------
TX  Anna                   Drivers Travelmart #401            Hwy 75 & 455 Exit 48        |_|     |X|     |_|

TX  Baytown         Pilot  Pilot Travel Center                I-10E, Exit 793             |_|     |_|     |_|

TX  Beaumont        Petro  Petro Stopping Center # 4          I-10 Exit 848 (Walden Rd)   |_|     |_|     |_|

TX  Big Spring      Rip    Rip Griffin Travel Center          I-20 Exit 177 (US 87)       |X|     |_|     |_|

TX  Brookshire      Natnl  Houston West Travel Center         I-10 & FM 359, Exit 732     |_|     |_|     |_|

TX  Dallas          Pilot  Pilot Travel Center                I-20 & IH-635, Exit 470     |_|     |_|     |_|

TX  Dallas                 Knox Fuel Stop Dallas              2221 Irving Boulevard       |_|     |_|     |X|

TX  Dallas                 Knox Fuel Center                   2221 Irving Blvd.           |_|     |X|     |_|

TX  Edinburg               Edinburg Auto/Truckstop            U.S. 281, S.W. & F.M. 2812  |_|     |_|     |_|

TX  El Paso         Petro  Petro Stopping Center #1           I-10 Exit 37 (Horizon Bld)  |_|     |_|     |_|

TX  Forney                 Knox Fuel Stop                     I-20 & FM 460, MM 488       |_|     |X|     |X|

TX  Gainsville             Hitchin' Post Truck Terminal       I-35 at Exit 500            |X|     |_|     |X|

TX  Gordon                 Bar-B Ambest Plaza                 I-20 Exit 370 (FM 919)      |X|     |_|     |X|

TX  Harrold                Drivers Travelmart #410            19765 Hwy 287 East          |_|     |X|     |_|

TX  Hillsboro              Knox Fuel Center Hillsboro         I-35 @ FM310 MM#364A        |_|     |_|     |X|

TX  Hillsboro              Knox Fuel Center                   I-35 @ FM310 MM#364A        |_|     |X|     |_|

TX  Houston         Pilot  Pilot Travel Center                I-45 Exit 50 & 50B          |_|     |_|     |_|

TX  Huntsville      Pilot  Pilot Travel Center                I45, Exit 118               |_|     |_|     |_|

TX  Huntsville             Hitchin' Post Truck Terminal       I-45 Exit 118 (US 75 N)     |X|     |_|     |X|

TX  Laredo          Pilot  Pilot Travel Center                I-35 Exit 13                |_|     |_|     |_|

TX  Lubbock         Rip    Rip Griffin's Truck/Travel Center  I-27 at 50th St/Ave. "A"    |X|     |_|     |_|


STATE  TRUCKSTOP     GROUP         COMPANY NAME                             DIRECTIONS       AMBEST NATSN PTP
-------------------------------------------------------------------------------------------------------------
TX  Marshall                Pony Express Travel Center            I-20 Exit 6617 & US Hwy 59    |_|  |_|  |X|

TX  Nacogdoches             NuWay Food 'N Fuel                    4010 South Street Hwy 59      |_|  |X|  |_|

TX  New Braunfels           Rip Griffin Travel Center                                           |X|  |_|  |_|

TX  Odessa                  Drivers Travelmart #405               5934 West I-20 Exit 112       |_|  |X|  |_|

TX  Palmer                  Knox Fuel Center                      I-45 @ Parkerhill Rd. MM#258  |_|  |X|  |X|

TX  Red Oak                 Knox Fuel Stop Red Oak                I-3, Red Oak Road, MM410      |_|  |_|  |X|

TX  Red Oak                 Knox Fuel Center                      I-35 @ Red Oak Road           |_|  |X|  |_|

TX  Royse City              Knox Fuel Center                      I-30 @ FM35 MM#77B            |_|  |X|  |_|

TX  Royse Cityocala         Knox Fuel Stop Royse City             I-30 & FM 35                  |_|  |_|  |X|

TX  San Antonio      Petro  Petro Stopping Center # 5             I-10 Exit 582 (Ackerman Rd)   |_|  |_|  |_|

TX  San Antonio      Pilot  Pilot Travel Center                   I-10 & Ackeman Rd, Exit 582   |_|  |_|  |_|

TX  Sealy                   Knox Fuel Stop                        I-10 @ FM 1458 MM#723         |_|  |X|  |_|

TX  Sealy                   Knox Fuel Stop Sealy                  I-10 & FM 1458                |_|  |_|  |X|

TX  Snyder           Rip    Rip Griffin's Fastop                  Hwy 180 at US 84              |X|  |_|  |_|

TX  Sweetwater       Natnl  Travel Centers of America/Sweetwater  I-20 Exit 242, Hopkins Road   |_|  |_|  |_|

TX  Terrell          Rip    Rip Griffin Travel Center             I-20 Exit 503 (Wilson Rd)     |X|  |_|  |_|

TX  Tulia            Rip    Rip Griffin Fastop                    I-27 & TX 86                  |X|  |_|  |_|

TX  Tye              Petro  WES-T-Go Truck Stop                   I-20 Exit 278                 |_|  |_|  |_|

TX  Vidor                   Spindistop Truck Stop                 I-10, Exit 858 B              |_|  |_|  |X|

TX  Vinton           Petro  Petro:2 #50                           I-10 at exit 2                |_|  |_|  |_|

TX  Weatherford             Drivers Travelmart #402               3910 I-20 Exit 415            |_|  |X|  |_|


STATE  TRUCKSTOP    GROUP             COMPANY NAME                     DIRECTIONS            AMBEST NATSN PTP
-------------------------------------------------------------------------------------------------------------
TX  Weatherford     Petro        Petro Stopping Center # 2       I-20 Exit 409 (Clear Lake Rd)  |_|  |_|  |_|

TX  Wichita Falls                Love's Country Store #269       US Hwy 82 at Central Parkway   |X|  |_|  |_|

UT  Green River                  West Winds T/S                  I-70 Exit 162 (US 6-50 E)      |X|  |_|  |_|

    Green River                  Gas-n-Go #13                    I-70 Exit 158                  |_|  |X|  |_|

UT  Ogden           Pilot        Pilot Travel Center             I-15, Exit 347                 |_|  |_|  |_|

UT  Salt Lake City  SAP          Sapp Bros Salt Lake City        I-215 Exit 21                  |_|  |X|  |_|

UT  Salt Lake City               Petro Mark Truck Plaza          I-15/I-80 at 21st St. E.       |X|  |_|  |_|

VA  Ashland         Natnl        Speed & Briscoe Auto Truckstop  I-95 Exit 89 (Lewiston Road)   |_|  |_|  |_|

VA  Ashland         Pilot        Pilot Travel Center             I-95 at Hwy 54, Exit 92        |_|  |_|  |_|

VA  Doswell         All Am.      Doswell All American Plaza      I-95 Exit 98 (VA 30 E)         |X|  |X|  |_|

VA  Fort Chiswell   Petro-Welsh  Petro Stopping Center # 52      I-77& I-81 Exit 80 (US 52)     |_|  |_|  |_|

VA  Fredericksburg               Servicetown Travel Plaza        I-95 & US Hwy 17 North         |_|  |_|  |X|

VA  Galax                        Eagle Fuel Center, Inc.                                        |_|  |_|  |X|

VA  Lexington                    Lee Hi Truck Stop               I-64-81 Exit 195 (US 11 N)     |_|  |X|  |_|

VA  Raphine                      White's Truckstop               I-81& I-64 Exit 205            |_|  |_|  |X|

VA  Ruther Glen     Petro-HSV    Petro Stopping Center           I-95 Exit 104 (VA 207)         |_|  |_|  |_|

VA  Ruther Glen     Pilot        Pilot Travel Center             I-95 @ SR 207, Ex 104          |_|  |_|  |_|

VA  Toms Brook                   The Virginian T/C               I-81 Exit 291 (VA 651)         |X|  |_|  |_|

VA  Troutville      Pilot        Pilot Travel Center             I-81, Exit 150 A or B          |_|  |_|  |_|

VT  Wells River                  P&H Truck Stop                  I-91 Exit 17 (VT 302)          |_|  |X|  |_|

WA  Ellensburg      Pilot        Pilot Travel Center             I90, Exit 106                  |_|  |_|  |_|


STATE  TRUCKSTOP        GROUP                      COMPANY NAME                        DIRECTIONS        AMBEST NATSN PTP
-------------------------------------------------------------------------------------------------------------------------
WA  Ellensburg                                Steve's A/T Stop                  I-90, Exit 106 (US 97)      |X|  |_|  |_|

WA  Ferndale                                  Border Travel Plaza                                           |X|  |X|  |_|

WA  Greenacres                                Allen's GTX Truckstop, Inc.       I-90 Exit 293               |_|  |X|  |_|

WA  Marysville                                Donna's Travel Plaza's Inc.       I-5, Exit 202               |_|  |_|  |X|

WA  North Bend                                Seattle East 76 Auto/Truck Plaza  I-90 Exit 34                |_|  |X|  |_|

WA  Prosser                                   Horse Heaven Hills Truck Stop     I-82 Exit 80                |_|  |X|  |_|

WA  Yakima                                    Gear Jammer Truck Plaza           I-82 Exit 36                |_|  |_|  |X|

WI  Beloit                Pilot               Pilot Travel Center               I-43/90, Exit 185A          |_|  |_|  |_|

WI  Black River Falls                         Bar-B Travel Plaza                I-94 Exit 116 (WI 54)       |X|  |_|  |_|

WI  Edgerton                                  Edgerton Shell Oasis Truck Stop   I-90 at Exit 160 (Hwy 51)   |X|  |X|  |_|

WI  Green Bay                                 Country Express                   I-43 Exit 180 (1/2 mi W)    |_|  |X|  |_|

WI  Hudson                Natnl               Twin City East Auto/Truck Plaza   I-94 & U.S. 12, M.M. #4     |_|  |_|  |X|

WI  Milwaukee             TCA-76              Milwaukee Truckstop               I-94 Exit 322 (Ryan Road)   |X|  |_|  |_|

WI  Oak Creek                                 Milwaukkee Travel Center          I-94, Exit 322              |_|  |_|  |X|

WI  Oak Creek             Speedway            Speedway                          I-94 Exit 339               |_|  |_|  |_|

WI  Osseo                                     Golden Rule Travel Plaza          I-94 Exit 88, & US 10       |_|  |X|  |_|

Wi  Portage               Petro-Franch        Petro Stopping Center #53         I-90-94 Exit 108 (WI 78 S)  |_|  |_|  |_|

WI  Racine                Pilot               Pilot Travel Center               I-94 & Hwy, K, Exit 329     |_|  |_|  |_|

WI  Racine                                    Highlands Mobil Travel Plaza                                  |X|  |_|  |_|

WI  Richfield                                 Richfield Truck Stop              US 41-45 & WI 167 W         |_|  |_|  |X|

WV  Wheeling                                  Dallas Pike Travel Express        I-70 Exit 11, Rt 40         |X|  |_|  |_|


STATE  TRUCKSTOP    GROUP         COMPANY NAME                             DIRECTIONS       AMBEST NATSN PTP
------------------------------------------------------------------------------------------------------------
WY  Cheyenne        SAP    Sapp Brothers Big C                    I-80 Exit 370                |_|  |X|  |_|

WY  Cokeville              Cokeville Texaco Truck Stop            I-80 & I-86 at US Hwy 30     |X|  |_|  |X|

WY  Laramie         Petro  Petro Stopping Center #3/Iron Skillet  I-80 Exit 310                |_|  |_|  |_|

WY  Laramie         Pilot  Pilot Fuel Center # 308                I-80 Exit 310                |_|  |_|  |_|

WY  Lyman                  Gas-N-go #15                           I-80 Exit 41                 |_|  |X|  |_|

WY  Rawlins         Rip    Rip Griffin Travel Center              I-80 Exit 214 (Higley Blvd)  |X|  |_|  |_|
